                                                                   EXHIBIT 10.10

                      CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION


                       MARKETING AND SERVICES AGREEMENT

This Marketing and Services Agreement ("Agreement") is entered into as of April 30, 1999 (the "Effective Date") by and between SmartAge Corp., a Delaware corporation, with principal place of business at 3450 California Street, San Francisco, CA 94118 ("SmartAge") and Excite, Inc., a Delaware corporation, with principal place of business at 555 Broadway, Redwood City, CA ("Excite").

RECITALS

     A. SmartAge is a provider of Internet related services to small and growing companies which services are accessible through the Internet addresses: www.smartage.com including its SmartClicks' banner exchange service, which
----------------
provides a proprietary technology and a network of participating Web sites from which to display and distribute ad banners for members.

     B. Excite maintains sites on the Internet at http://www.excite.com (the "Excite Site"), at http://www.Classifieds2000.com (the "Classifieds2000 Site") and at http://www.webcrawler.com (the "WebCrawler Site") and others (collectively, the "Excite Network") which, among other things, allow its users to search for and access content and other sites on the Internet. For purposes of this Agreement, the parties hereby acknowledge that the terms and conditions contained in this Agreement do not apply to Excite's rights with respect to the site on the Internet located at http://home.netscape.com and/or other URLs or locations designated by Netscape Communications Corporation.

     C. Excite desires to have SmartAge establish a content affiliate network for Excite and to market such network to its users, and to have Affiliate Data (as defined below) be jointly owned by the parties.

     D. Excite desires to have SmartAge establish an automated advertising buying service on its behalf for purposes of selling advertising placements on the Excite Network (as defined below), and to provide SmartAge with a portion of the revenues generated from the service. Excite further desires to sell advertising placements on the Excite Network through an automated advertising buying service that SmartAge shall establish for users of the SmartAge Site (as defined below), and to provide SmartAge with a portion of the revenues from such sales.

     E. SmartAge desires to establish a banner exchange service for Excite and to provide Excite with Allocated Impressions (as defined in Section 4.4) generated from the service.

     F. SmartAge desires to sell SmartAge and third party provided services to users of the Excite Network, and to provide Excite with a portion of the revenues generated from such sales.

     G. SmartAge desires to provide Excite with Stock Purchase Warrants (as defined below) that shall be exercisable dependent on Excite achieving certain performance milestones.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, SmartAge and Excite hereby agree as follows:

1.   DEFINITIONS.

     1.1  "Account" means a device by which a Clicks' Member Site stores accrued
           -------
credits which are then used by such Clicks' Member in displaying its ad banner within the SmartClicks' Network. Each such Account contains information that identifies the Clicks' Member Site, statistics generated from the Clicks' Member Site, and the Clicks' Member's ad banner(s).

     1.2   "Active Affiliate"- see definition under 1.6 below.
            ----------------

     1.3   "Active Clicks' Member" means any Clicks' Member whose associated
            ---------------------
Clicks' Member Site meets each of the following conditions: 1) it has been approved by SmartAge; 2) is enabled to show ad banners using the Banner Exchange Technology; 3) has submitted its own ad banner which has been approved by SmartAge to be shown on the SmartClicks' Network; and 4) has displayed at least one ad banner served by the Banner Exchange Technology in a given month.

     1.4   "Advertiser" means a third party that purchases or is considering
            ----------
purchasing Available Inventory.

     1.5   "Advertiser Data" means information about an Advertiser that shall be
            ---------------
obtained electronically by SmartAge as part of the process of such Advertiser placing an order for Available Inventory via the Buying Services (as defined in Section 3.1 (c)).

     1.6   "Affiliate" means a user that has completed the registration process
            ---------
for the EAN Program and has been approved by SmartAge per the EAN Program Affiliate Guidelines to display Syndicated Content on its Web site. An Affiliate shall be considered an Active Affiliate at any time that such Affiliate has Syndicated Content on its Web site and is generating a minimum of *** (***) Referrals in a given month.

     1.7   "Affiliate Data" means registration information specific to a third
            --------------
party that shall be obtained electronically by SmartAge as part of the process of such third party registering to become an Affiliate of the EAN Program. Affiliate Data shall also include Affiliate Referral data (i.e., traffic statistics, credits awarded).

     1.8   "Available Inventory" means general rotation, channel, and key word
            -------------------
ad banner advertisement placements available for purchase on the Excite Network.

     1.9   "Banner Exchange Service" means that service provided to Clicks'
            -----------------------
Members using the Banner Exchange Technology.

     1.10  "Banner Exchange Technology" means SmartAge's proprietary software,
            --------------------------
including the source and executable code, which shall be used by SmartAge to serve Clicks' Members' ad banners in the SmartClicks' Network.

     1.11  "Clicks' Member" means a third party that registered for the Banner
            --------------
Exchange Service via the Excite Site or the Excite Network and is approved by SmartAge to have the right to display its ad banner throughout the SmartClicks' Network.

     1.12  "Clicks' Member Data" means registration information specific to a
            -------------------
third party that shall be obtained electronically by SmartAge as part of the process of such third party registering for the Banner Exchange Service.

     1.13  "Clicks' Member Site" means each Clicks' Member's World Wide Web
            -------------------
site on the Internet and all internally linked sub-pages.

     1.14  "Co-Branded Page" means any Web page on the Excite Network or the
            ---------------
SmartAge Site that displays the name, brand, logo, trademark, service mark or other identifying mark of both Excite ("Excite Brand") and SmartAge ("SmartAge Brand") in manner as mutually agreed and as specified within this Agreement.

     1.15  "Content Affiliate Service" means the serving of Excite originated
            -------------------------
Syndicated Content by SmartAge in the form of HTML snippets.

     1.16  "EAN Program" means the Excite Affiliate Network Program which
            -----------
program shall enable a user to become an Affiliate and display Syndicated Content on its Web site.

            ***CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY
               WITH THE SECURITIES AND EXCHANGE COMMISSION

Confidential and Proprietary Information                                       2

  1.17  "EAN Program Affiliate Guidelines" means those guidelines established
         --------------------------------
by Excite and used by SmartAge in approving a third party to become an Affiliate. The EAN Program Affiliate Guidelines are attached hereto as Exhibit C, as may be modified by Excite from time to time.

  1.18  "EAN Services" means those services pursuant to Section 2.1 that
         ------------
SmartAge shall provide to Excite in establishing, maintaining, and administering the EAN Program.

  1.19  "Excite Banner Guidelines" means those guidelines established by Excite
         ------------------------
and used by SmartAge in approving an ad banners, submitted by Affiliates or by Advertisers purchasing Available Inventory through the Buying Services, before it is displayed on the SmartClicks' Network or the Excite Network. The Excite Banner Guidelines are attached hereto as Exhibit D, as may be modified from time to time.

  1.20  "Excite Network" means the Excite Site including without limitation its
         --------------
international Web sites, and other such wholly owned or controlled media properties as mutually agreed and as specified on Exhibit E attached hereto, as may be modified from time to time.

  1.21  "Excite Site" means Excite's World Wide Web site on the Internet
         -----------
located at www.excite.com and all internally linked sub-pages.
           --------------

  1.22  "Impression" means the delivery of an ad banner to a browser.
         ----------

  1.23  "Membership Growth Warrant" means the Stock Purchase Warrant that shall
         -------------------------
be issued to Excite in the event that Excite achieves those performance milestones in manner and as specified in Exhibit A, attached hereto. The Membership Growth Warrant shall be in form set forth in Exhibit G.

  1.24  "Offered Services" means those services, specifically excluding the
         ----------------
Banner Exchange Service, which SmartAge shall be responsible for providing to users of the Excite Network. Offered Services shall include both SmartAge owned and provided services, and third party provided services in which SmartAge is an authorized reseller as defined in Exhibit I.

  1.25  "Redeemable Points" means the benefit that shall accrue to an Affiliate
         -----------------
when a user of such Affiliate's Web site accesses the Excite Site via a Syndicated Content based hyper-link. Such benefit shall accrue in the form of points that may be redeemed by an Affiliate to display ad banners on the SmartClicks' Network pursuant to Section 2.1 or for other redemption as identified by Excite. Excite will give reasonable consideration to suggestions by SmartAge to add redemption opportunities to the EAN Program. Furthermore, it is also the intent of the parties to evaluate using such points for discounts on SmartAge provided services, as determined by SmartAge and Excite, or Excite provided services as determined by Excite.

  1.26  "Redemption Rate" means the exchange rate at which Redeemable Points
         ---------------
may be redeemed for Impressions pursuant to Section 2.6 (a) or other redemption as determined by Excite.

  1.27  "Referral" means a third party that accesses the Excite Site via
         --------
Syndicated Content on an Affiliate's Web site.

  1.28  "Sales Growth Warrant" means the Stock Purchase Warrant that shall be
         --------------------
issued to Excite in the event that Excite achieves those performance milestones in manner and as specified in Exhibit B. The Sales Growth Warrant shall be in form set forth in Exhibit K.

  1.29  "Service Member" means a third party that purchases an Offered Service,
         --------------
or any other service provided by SmartAge or a third party under contract to SmartAge, via the Excite Network.

Confidential and Proprietary Information                                       3

     1.30  "Service Member Data" means registration information specific to a
            -------------------
third party that shall be obtained electronically by SmartAge as part of the process of such third party purchasing an Offered Service.

     1.31  "SmartAge Member" means a third party that registered for a service
            ---------------
via a SmartAge promotion, the home page of the SmartAge Site, or the home page of the SmartClicks' Site.

     1.32  "SmartAge Site" means SmartAge's World Wide Web site on the Internet
            -------------
located at www.smartage.com and all internally linked sub-pages.
           ----------------

     1.33  "SmartAge Sourced Affiliate" means a third party that becomes an
            --------------------------
Affiliate as a result of a SmartAge promotion or via the SmartAge Site.

     1.34  "SmartAge Sourced Active Affiliate" means a SmartAge Sourced
            ---------------------------------
Affiliate that is simultaneously an Active Affiliate.

     1.35  "SmartAge Sourced-Lead" means an Advertiser that purchased Available
            ---------------------
Inventory via the SmartAge Buying Service (as defined in Section 3.1 (b)) or has met each of the following conditions: (i) it has been referred to Excite by SmartAge; (ii) has not purchased Available Inventory from Excite within the prior twelve (12) month period; and (iii) purchased Available Inventory.

     1.36  "SmartClicks' Site" means SmartAge's World Wide Web site on the
            -----------------
Internet located at www.smartclicks.com and all internally linked sub-pages.
                    -------------------

     1.37  "SmartClicks' Member" means a third party that registered for the
            -------------------
SmartClicks' banner exchange service via the SmartClicks' Site.

     1.38  "SmartClicks' Network" means that networked collection of Web sites
            --------------------
participating in a banner exchange service owned and operated by SmartAge and using the Banner Exchange Technology.

     1.39  "SmartClicks Terms and Conditions" means the terms, conditions,
            --------------------------------
requirements, limitations and restrictions, as may be reasonably modified by SmartAge from time to time, which are described on the page of the SmartClicks' Site which has a title which is substantially similar to "SmartClicks Terms and Conditions."

     1.40  "Stock Purchase Warrants" means the Sales Growth Warrant and the
            -----------------------
Membership Growth Warrant collectively, which shall be issued and exercisable to purchase SmartAge Series B Preferred stock in number of shares as calculated dependent on Excite achieving certain performance milestones pursuant to Sections 3.12 and 4.5, respectively.

     1.41  "Syndicated Content" means the text, data, hyper-links and other
            ------------------
information provided by Excite to users and Affiliates in conjunction with the EAN Program via dynamic content modules.

     1.42  "Terms and Conditions" means the terms, conditions, requirements,
            --------------------
limitations and restrictions, as may be reasonably modified by the parties from time to time, which shall be described on that page of the SmartClicks' Site, SmartAge Site, Excite Site, or Excite Network as applicable, which shall have the title substantially similar to "Terms and Conditions" attached in Exhibit H.

2.   EXCITE AFFILIATE NETWORK PROGRAM.

     2.1   SmartAge EAN Obligations.
           ------------------------

           a.  EAN Registration Process. SmartAge agrees to build and administer
               ------------------------
an Internet-based registration process for the EAN Program which process shall enable a user to register to become an Affiliate via the Excite

Confidential and Proprietary Information                                       4

Site. Such registration process shall be in manner, form and design, and request specific Affiliate Data as determined by SmartAge and Excite, subject to the reasonable approval of Excite.

           b.  Affiliate Approval. SmartAge agrees to be responsible for
               ------------------
approving prospective Affiliates according to the EAN Program Affiliate Guidelines and will use commercially reasonable efforts to ensure that such guidelines are followed.

           c.  Syndicated Content and Tracking. SmartAge agrees to serve
               -------------------------------
Syndicated Content to Affiliates. SmartAge further agrees to track Referrals and the accumulation of Redeemable Points. Both parties agree that such serving and tracking shall be in manner and form as determined by SmartAge and Excite, subject to the reasonable approval of Excite.

           d.  Redemption and Fulfillment. SmartAge agrees to provide a
               --------------------------
mechanism through which Affiliates can redeem Redeemable Points and submit ad banners to SmartAge for display on the SmartClicks' Network. Such mechanism shall be in manner and form as determined by SmartAge and Excite, subject to the reasonable approval of Excite.

           e.  Ad Banner Approval. SmartAge shall be responsible for approving
               ------------------
ad banners submitted by Affiliates in redeeming Redeemable Points pursuant to
Section 2.1 (d) herein. Such approval shall be according to the Excite Banner Guidelines and SmartAge agrees to use commercially reasonable efforts to ensure that such guidelines are followed. In the event that Excite, in its sole discretion, determines that an Affiliate's ad banner does not meet the Excite Banner Guidelines or is unacceptable for any other reason, SmartAge will make commercially reasonable efforts to remove such ad banner from the SmartClicks' Network within forty-eight (48) hours of written notice by Excite. Excite may modify the Excite Banner Guidelines at any time by providing written notice of such modification to SmartAge and by the parties updating Exhibit D to reflect such modification.

           f.  Hosting, Maintaining, and Serving.  SmartAge agrees to host,
               ---------------------------------
maintain, administer and serve all registration pages, administrative pages, statistical pages, and ad banners related to an Affiliate's use of the EAN Program in a professional, reliable, and timely manner.

           g.  Affiliate Data Collection and Maintenance. SmartAge agrees to
               -----------------------------------------
collect, maintain, and administer all Affiliate Data at a location and on software and equipment as determined by SmartAge. SmartAge further agrees to provide to Excite on a monthly basis all Affiliate Data including but not be limited to: company name, URL, address, phone and fax number, Affiliate Referrals, point balances and points redeemed, as well as the name, title, and e-mail address of such company's primary contact. Such Affiliate Data shall be provided in aggregate, as well as on an individual Affiliate basis. Such Affiliate Data shall be provided in form, manner, and timeliness as mutually agreed.

           h.  Customer Support. SmartAge agrees to respond to all customer
               ----------------
service issues and provide all customer service support related to use of the EAN Program in a professional and reliable manner, provided however, that all such customer service shall be provided to Affiliates via e-mail unless otherwise agreed by SmartAge.

           i.  Launch Date. SmartAge agrees that the first date upon which a
               -----------
user shall be able to register for the EAN Program and receive Syndicated Content, pursuant to Sections 2.1 (a), (b) and (c) herein, shall be on or about April 6, 1999, provided however, that Excite has fulfilled all its relevant obligations pursuant to Section 2.2 (c), and provided all reasonably necessary assistance to SmartAge in meeting such launch date.

     2.2   Excite EAN Obligations.
           ----------------------

Confidential and Proprietary Information                                       5

          a.  ***. Excite agrees to be *** *** for and *** related to the
              ---
development, acquisition, licensing or other means of controlling the Syndicated Content. Excite further agrees to make *** *** efforts to ensure the accuracy, reliability, and timelines of the ***.

          b.  Administration. Excite agrees to host, maintain, and administer
              --------------
the Syndicated content in a professional, reliable, and timely manner.

          c.  Assistance & Information.  Excite agrees to assist SmartAge and to
              ------------------------
provide text, data, and other relevant information that SmartAge reasonably requests for the specific purposes of developing, maintaining, and administering the EAN Program pursuant to Section 2.1. Such Excite assistance and information shall be provided on a timely basis and be at no cost to SmartAge unless otherwise mutually agreed in writing.

          d.  ***. Excite agrees to grant SmartAge a ***, ***, and *** to
              ---
electronically ***, ***, ***, and *** the *** to *** for the specific purposes of SmartAge fulfilling its duties and obligations under this Agreement.
Such *** of *** shall be for the term of this Agreement.

  2.3     Marketing & Promotion of EAN.
          ----------------------------

          a.  Branding. Both parties agree that each Web page a user shall see
              --------
when accessing the EAN Program shall be a Co-Branded Page and shall display the Excite Brand and the SmartAge Brand with equal prominence. In the event that a Co-Branded Page displays more than one Excite Brand, then the SmartAge Brand shall be equal in prominence to the most prominent Excite Brand displayed on such Web page. On each Co-Branded Page, the Excite Brand shall be "Excite Network" and the SmartAge Brand shall be "Powered by SmartAge" or similar word or phrase as mutually agreed. The Excite and SmartAge Brands shall be in size, form, design and page location as determined by Excite, subject to the reasonable approval of SmartAge.

          b.  SmartAge E-Mail Promotion. SmartAge agrees to promote the EAN
              -------------------------
Program within its periodic e-mail distributions to its database of SmartAge Members, provided however, that the aggregate number of such promotions shall be no less than *** e-mails per calendar quarter and further provided that each such promotion may contain content and other information not related to the EAN Program. Both parties agree that each e-mail promotion shall contain promotional information, a hyper-link that shall link to the URL for the EAN Description Page (as defined in Section 2.4 (a)), and other EAN Program related information as determined by Excite subject to the reasonable approval of SmartAge. SmartAge, in its sole discretion, shall determine any text, data, hyper-links or other information included in any such e-mail promotion not relating to the EAN Program.

          c.  SmartAge Other Promotion.  In addition to its e-mail promotion
              ------------------------
obligations pursuant to Section 2.3 (b) herein, SmartAge has the right to promote the EAN Program to existing and prospective SmartAge Members via the SmartAge Site, ad banners on the SmartClicks' Network and through other means as it solely determines.

          d.  Excite Promotion. Excite agrees to actively promote the EAN
              ----------------
Program using e-mail, the Excite Site and Excite Network, and through other reasonable means as it solely determines, provided however, that in each such promotion the SmartAge Brand shall be displayed. Excite further agrees that each such promotion shall include a hyper-link or other reference which shall refer prospective Affiliates to the URL for the EAN Description Page.

          e.  Banner Exchange Service.  Both parties agree that users shall be
              -----------------------
provided the option of registering for the Banner Exchange Service as part of the EAN Program registration process. Such registration option shall be in form and manner as mutually agreed by the parties.

     2.4  EAN Web Page Requirements.
          -------------------------

            ***CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY
               WITH THE SECURITIES AND EXCHANGE COMMISSION

Confidential and Proprietary Information                                       6

          a.  EAN Description Page.  Users shall access the EAN Program solely
              --------------------
through an initial Web page that shall display content and other information describing the EAN Program ("EAN Description Page"). The EAN Description Page shall be in form and design, and contain text, data, hyper-links and other information as determined by Excite, subject to the reasonable approval of SmartAge. Each promotion pursuant to Sections 2.3 (b), (c), and (d) shall hyper-link to or reference the URL for the EAN Description Page. The EAN Description Page shall be served from a location as determined by Excite, subject to the reasonable approval of SmartAge.

          b.  Registration and Other Pages. The EAN Description Page shall
              ----------------------------
include a prominent graphical hyper-link that shall display "JOIN NOW" or other such similar statement that prompts users to register for the EAN Program. Such prominent graphical hyperlink shall be linked to a registration page, which shall be in form and design and request Affiliate Data as determined by SmartAge, subject to the reasonable approval of Excite. All other Web pages that a user shall access via the EAN Description Page, including but not limited to administrative and statistical reporting pages, shall be served, and be in form and design as determined by SmartAge, subject to the reasonable approval of Excite.

          c.  ***. SmartAge agrees to *** the *** of those *** that it
              ---
*** pursuant to Section 2.4 (b) herein, such that a user's browser shall display a *** with *** in the *** position. For example, "***" displays "***" in the *** position and "***" in the *** position.

     2.5  Exclusivity.
          -----------

          a.  SmartAge Exclusivity.  During the term of this Agreement, SmartAge
              --------------------
shall be the exclusive provider of the EAN Services to Excite, its Affiliates, and users of such Affiliates' Web sites.

          b.  EAN Exclusivity.  SmartAge agrees not to provide a substantially
              ---------------
similar Content Affiliate Service to any of the Excite competitors specifically identified in Exhibit F for a period of one hundred five (105) days commencing on April 6, 1999 pursuant to Section 2.1 (i), provided however, that such exclusivity shall not apply to any such competitor which has executed a definitive agreement with SmartAge prior to the Effective Date. Excite shall have the right to modify such competitor list on one (1) occasion during such one hundred five (105) day period by providing SmartAge with written notice of such modification and by the parties updating Exhibit F to reflect such modification.

     2.6  Redemption of Points.
          --------------------

          a.  Redemption Rates. Pursuant to Section 2.1 (d), the Redemption Rate
              ----------------
shall be *** (***) *** per Referral unless otherwise mutually agreed in writing. It is the intent of Excite to redeem Redeemable Points using ad banner Impressions generated from the Banner Exchange Service pursuant to Section 4.4
(c). Furthermore, it is the intent of the parties to evaluate using such Redeemable Points in exchange for discounts on SmartAge provided services as determined by SmartAge and Excite, or Excite provided services as determined by Excite.

          b.  Redemption Shortfall. Both parties agree that in the event the
              --------------------
number of Redeemable Points exceeds the number of Impressions generated through the Banner Exchange Service, then Excite shall have the right to use Impressions generated from other sources to fulfill any such shortfall. Excite shall also have the right but not the obligation to purchase additional Impressions from SmartAge pursuant to Section 4.4 (d), for purposes of fulfilling any such redemption requirements.

          c.  Price of SmartAge Impressions. Excite agrees that any Impressions
              -----------------------------
purchased from SmartAge to redeem Redeemable Points pursuant to Sections 2.6(a) and (b) herein, shall be purchased at a minimum price of *** dollars ($***) per one thousand (1,000) impressions unless otherwise agreed in writing.

            ***CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY
               WITH THE SECURITIES AND EXCHANGE COMMISSION

Confidential and Proprietary Information                                       7

          d.  Reporting. SmartAge agrees to provide Excite with a monthly report
              ---------
specifying the number of Impressions served to redeem Redeemable Points, the number of Affiliates redeeming Redeemable Points, the balance of Redeemable Points yet to redeemed, and any other information as mutually agreed. Such monthly report shall be accessed by Excite using a unique password via an Internet address or in any other manner as both parties mutually agree.

          e.  Payment.  Excite agrees to pay all fees due SmartAge from the
              -------
redemption of Redeemable Points, pursuant to Sections 2.6 (b), (c) and 4.4 (d), within thirty (30) business days of the end of the month in which SmartAge provided Impressions were served and fees generated.

     2.7  Incentive Payment.
          -----------------

          a.  Advertising Revenue Share. Excite agrees to provide SmartAge with
              -------------------------
an incentive ("Incentive Payment") to promote the EAN Program pursuant to Sections 2.3 (b) and (c). Such Incentive Payment shall enable SmartAge to participate in the advertising revenues generated from Excite served Web pages. Specifically, Excite shall share collected ad banner advertising revenues, after commissions which shall not exceed ***%, that it generates from Web pages which are accessed by users via a *** based hyper-link on an Affiliate's Web site ("EAN Advertising Revenues"), provided however that such Affiliate is a SmartAge Sourced Active Affiliate. Each Incentive Payment shall be calculated based upon the largest number of SmartAge *** in the given month, and the corresponding percentage of EAN Advertising Revenues per the following incentive schedule ("Incentive Schedule"):

SmartAge ***                          Percentage of EAN Advertising Revenues
----------------------------------    --------------------------------------

           up to ***                             ***%
           *** to ***                            ***%
           *** to ***                            ***%
           *** to ***                            ***%
           greater than ***                      ***%

     b.   Calculation of Incentive Payment. The following steps shall be used by
          --------------------------------
Excite when calculating the Incentive Payment due SmartAge pursuant to Section
2.7 (a) herein, on a monthly basis:

          (1) Determine the *** of SmartAge *** on the *** day of the *** calendar month.

          (2) Determine the *** of EAN Advertising Revenues per the *** corresponding to the *** month's number of SmartAge ***.

          (3) Determine the total EAN Advertising Revenues generated during the *** month.

          (4) *** the *** EAN Advertising Revenues by the *** of EAN Advertising Revenues derived using the ***. The *** is the Incentive Payment due SmartAge for *** month.

     For example, if there are *** SmartAge *** in the *** month, then the percentage of EAN Advertising Revenues per the Incentive Schedule payable to SmartAge is ***%. Therefore, if Excite generates $*** in EAN Advertising Revenues, then the Incentive Payment that Excite shall pay SmartAge for the given month is ***% of this amount, or $***.

     c.   Reporting.  SmartAge agrees to provide Excite on a monthly basis the
          ---------
number of SmartAge Sourced Active Affiliates at the end of the given month. Excite agrees to provide SmartAge with a monthly summary report specifying the following:

            ***CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY
               WITH THE SECURITIES AND EXCHANGE COMMISSION


Confidential and Proprietary Information                                       8

           (1)  The total EAN Advertising Revenues generated in the given month.

           (2) The percentage share of total EAN Advertising Revenues that Excite shall pay to SmartAge per the Incentive Schedule.

           (3)  The Incentive Payment amount for the given month.

           (4)  Any other information as mutually agreed.

        Such monthly summary report shall be submitted to SmartAge within thirty
(30) business days of the end of the month in which such information pertains, provided that SmartAge is able to report the number of SmartAge Sourced Active Affiliates at the end of the given month within ten (10) days of the end of the month.

        d. Payment. Excite agrees to pay any such Incentive Payment due
           -------
SmartAge, pursuant to Sections 2.7 (a), (b) and (c) herein, within thirty (30) business days of the end of the month in which such revenues were generated, provided however, that such payment shall be net of incorrect, unauthorized or fraudulent purchases, and provided that SmartAge is able to report the number of SmartAge Sourced Active Affiliates at the end of the given month within ten (10) days of the end of the month. In the event that SmartAge provides the SmartAge Sourced Active Affiliates data later than ten (10) days after the end of the month, Excite's Incentive Payment for that month may be delayed a corresponding amount of time.

   2.8  Discontinuance of EAN by Excite.
        -------------------------------

        Excite may discontinue the EAN Program at any time upon thirty (30) days notice to SmartAge, but in any event, the provisions of Section 2.5 (a) shall still apply.

3. AD BUYING SERVICES.

   3.1  Buying Services Obligations.
        ---------------------------

        a.  Excite Buying Service.  SmartAge agrees to build and administer an
            ---------------------
Internet-based advertisement buying service which SmartAge shall provide to Excite, such that Advertisers shall be able to purchase general rotation, channel, and keyword ad banner advertising placements on the Excite Network via the Excite Site ("Excite Buying Service"). Notwithstanding Section 4.2 (e), the definition of the Excite Buying Service shall not include any other method of distributing ad banners, and Excite may participate in all other forms of ad banner distribution not mentioned in this Section 3.1, including, without limitation, auctions, promotions, giveaways, contests or charities, provided however, that SmartAge shall have the right to provide such ad banner distribution methods on behalf of Excite, if SmartAge can meet minimum service requirements for each such method as determined in Excite's reasonable discretion, and to the extent that no pre-existing obligations exist on the part of Excite to allow other entities to provide such services. The Excite Buying Service shall be automated pursuant to Section 3.1 (c) herein, and shall enable an Advertiser to perform at minimum the following tasks ("Minimum User Functionality"):

        .   Select and submit an order for an ad banner advertisement
        .   Pay for an order using a credit card
        .   Submit ad banner creative
        .   Access impression and click-through reports.

    b.  SmartAge Buying Service. SmartAge agrees to build and administer an
        -----------------------
Internet-based advertisement buying service, which shall enable Advertisers to purchase SmartAge, Excite Network, and third party provided general rotation, channel, and keyword ad banner advertising placements via the SmartAge Site ("SmartAge Buying Service"). Such service shall be automated pursuant to Section
3.1 (c) herein, and shall enable an Advertiser to perform the Minimum User Functionality.

Confidential and Proprietary Information                                       9

       c.  Automated Service. SmartAge agrees that the Excite Buying Service and
           -----------------
the SmartAge Buying Service (together, the "Buying Services") shall be automated in manner such that an Advertiser shall be able to perform the Minimum User Functionality pursuant to Section 3.1 (a) herein, without manual intervention from SmartAge, provided however that such Advertiser is using the Buying Services in a manner consistent with normal operations.

       d.  Ad Banner Approval.  SmartAge shall be responsible for approving ad
           ------------------
banners submitted by Advertisers prior to each such ad banner being served on the Excite Network. Such approval shall be according to the Excite Banner Guidelines and SmartAge agrees to use commercially reasonable efforts to ensure that such guidelines are followed. In the event that Excite, in its sole discretion, determines that any such ad banner displayed on the Excite Network does not meet the Excite Banner Guidelines or is unacceptable for any other reason, SmartAge will make commercially reasonable efforts to remove such ad banner from the Excite Network within forty-eight (48) hours of written notice by Excite. Excite may modify the Excite Banner Guidelines at any time by providing at least five (5) days prior written notice of such modification to SmartAge and by the parties updating Exhibit D to reflect such modification.

       e.  Buying Service Hosting, Maintaining, and Serving.  SmartAge agrees to
           ------------------------------------------------
host, maintain, administer and serve all registration pages, administrative pages, statistical pages, and ad banners related to the Buying Services in a professional, reliable, and timely manner.

       f.  Advertiser Data Collection and Maintenance.  SmartAge agrees to
           ------------------------------------------
collect, maintain, and administer all Advertiser Data at a location and on software and equipment as determined by SmartAge. SmartAge further agrees to provide to Excite on a monthly basis all Advertiser Data related to the Excite inventory sold through the Buying Services including but not be limited to: company name, URL, address, phone and fax number, as well as the name, title, and e-mail address of such company's primary contact. Such Advertiser Data shall be provided in form and manner as mutually agreed, and no later than ten (10) days after the end of each month.

       g.  Customer Support.  SmartAge agrees to respond to all customer service
           ----------------
issues and provide all customer service support related to use of the Buying Services in a professional and reliable manner, provided however, that all such customer service shall be provided to Advertisers via e-mail unless otherwise agreed by SmartAge unless Advertiser specifically requests manual intervention.

       h.  Promotion of SmartAge Buying Service. SmartAge agrees to provide
           ------------------------------------
*** placement within those sections of the SmartAge Site relevant to prospective users of the SmartAge Buying Service (for example, the "Promote" section) as determined by SmartAge. Such placement shall be for purposes of promoting the SmartAge Buying Service and shall contain a promotional link and informational content and be in size, form, design, and page location as determined by SmartAge. SmartAge agrees to promote the SmartAge Buying Service with e-mail distribution to SmartAge's entire database of existing and prospective customers. Each such e-mail shall be in form and manner, and include content as provided by SmartAge.

  3.2  Excite Buying Service Obligations.
       ---------------------------------

       a.  Available Inventory. Excite agrees to offer some, though not
           -------------------
necessarily all, Available Inventory to Advertisers for purchase via the Buying Services upon the launch dates pursuant to Section 3.3 (a) and (b), and subject to the terms and conditions of this Agreement.

       b.  Exclusive Right. SmartAge shall be the exclusive provider of the
           ---------------
Excite Buying Service with such exclusive right commencing no later than on or about ***, 1999, provided however, that such service, in Excite's reasonable discretion, is *** to any other substantially similar service available on the Internet in terms of the following criteria, taken as a whole: (i) depth of coverage; (ii) timeliness; and (iii) reputation and ranking based upon a cross-section of a minimum of three third party reviewers in terms of features, functionality, quality and other qualitative factors that are mutually deemed material in nature.

            ***CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY
               WITH THE SECURITIES AND EXCHANGE COMMISSION

Confidential and Proprietary Information                                      10

       c.  Referrals for Excite. Upon SmartAge being granted the exclusive right
           --------------------
pursuant to Section 3.2 (b) herein, Excite agrees to refer all individual ad banner placement leads of an amount less than or equal to a predefined amount (the "Referral Threshold"), to the Excite Buying Service. The Referral Threshold shall be *** dollars ($***) per month through December 31, 1999. Excite shall have the right to change the Referral Threshold on one (1) occasion every six
(6) months thereafter for the term of this Agreement, provided however, that Excite shall provide SmartAge with at least fifteen (15) days written notice prior to any such change in the Referral Threshold.

       d.  Keyword Inventory Availability. Excite shall provide Available
           ------------------------------
Inventory information relating to keyword inventory ("Available Keyword Inventory") to SmartAge on a daily basis. Excite shall also make commercially reasonable efforts to verify such Available Keyword Inventory related to specific orders within one (1) business day of receipt of such orders by Excite. Such Available Keyword Inventory information shall be as determined by Excite and in manner, form, and timeliness as mutually agreed.

       e.  Genro and Channel Inventory Availability. Excite shall provide
           ----------------------------------------
Available Inventory information relating to general rotation and channel inventory ("Available Genro And Channel Inventory") to SmartAge on a monthly basis. Such Available Genro And Channel Inventory information shall be as determined by Excite and in manner, form, and timeliness as mutually agreed. If SmartAge does not sell all of the reserved Available Inventory SmartAge will serve Excite house ads for the unsold portion of that Available Inventory.

       f.  Support, Assistance & Information. Excite agrees to provide
           ---------------------------------
assistance to SmartAge and text, data, and other relevant information that SmartAge reasonably requests for the specific purposes of developing, maintaining, and administering the Buying Services pursuant to Sections 3.1 and
3.3. Such Excite assistance and information shall be provided on a timely basis and be at no cost to SmartAge unless otherwise mutually agreed in writing. Excite will link to the Excite Buying Service through the following sources:

               1)   Ad Info pages found at:
                       i)  http://www.excite.com/info/advertising/
                           ---------------------------------------
                      ii)  http://www.webcrawler.com/info/advertising
                           ------------------------------------------
                     iii)  http://www.excite.com/info/advertising/?brand=c2k
                           -------------------------------------------------

               2) The "Advertise On (name of brand)" links to these pages are located on every one of the Excite Network's pages, subject to sole discretion of Excite.

               3) Automated email reply to all prospects that fill out the contract information form found at each URL listed above.

               4)   The Excite Network Online Media Kit at:
                       i)  http://www.excite.com/corp/media kit/tech specs/price
                           -----------------------------------------------------
                           list/
                           ----

  3.3  Buying Service Launch Dates.
       ---------------------------

       a.  Excite Buying Service. SmartAge agrees that the first date upon which
           ---------------------
Advertisers shall be able to purchase Available Inventory via the Excite Buying Service shall be no later than on or about August 7, 1999, provided however, that Excite has fulfilled all its relevant obligations and provided all reasonably necessary assistance to SmartAge in meeting such launch date pursuant to Section 3.2 (e). In the event that SmartAge has not Launched the SmartAge Buying Service on April 21, 1999, this August 7, 1999 date shall be delayed for a number of days equal to the number of days after April 21, 1999 that the SmartAge Buying Service Launch takes place.

       b.  SmartAge Buying Service. SmartAge agrees that the first date upon
           -----------------------
which Advertisers shall be able to purchase ad banner inventory via the SmartAge Buying Service shall be no later than on or about April 21,

            ***CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY
               WITH THE SECURITIES AND EXCHANGE COMMISSION


Confidential and Proprietary Information                                      11

1999. SmartAge further agrees that the first date upon which Advertisers shall be able to purchase Available Inventory via the SmartAge Buying Service shall be no later than on or about April 21, 1999, provided however, that Excite has fulfilled all its relevant obligations and provided all reasonably necessary assistance to SmartAge in meeting such launch date pursuant to Section 3.2 (e).

  3.4  Marketing & Promotion.
       ---------------------

       a.  Branding of Excite Buying Service. Both parties agree that each Web
           ---------------------------------
page an Advertiser shall see when accessing the Excite Buying Service shall be a Co-Branded Page and shall display the Excite Brand with more prominence than the SmartAge Brand, provided however, that the SmartAge Brand shall be displayed in a prominent manner. On each Co-Branded Page, the Excite Brand shall be "Excite Network" and the SmartAge Brand shall be "Powered by SmartAge" or similar word or phrase as mutually agreed. The Excite and SmartAge Brands shall be in size, form, design and page location as determined by Excite, subject to the reasonable approval of SmartAge.

       b.  SmartAge Promotion. SmartAge will promote the SmartAge Buying Service
           ------------------
to existing and prospective SmartAge Members at least *** per quarter via the SmartAge Site, ad banners on the SmartClicks' Network, and through other means as it determines, provided however, that in no instance shall SmartAge represent itself as an agent or representative of Excite or the Excite Network.

       c.  Excite Promotion. Excite will promote the Excite Buying Service
           ----------------
through reasonable means as it determines, provided however, that in each such promotion the SmartAge Brand shall be displayed at a minimum in the form of text such as "Powered by SmartAge" or similar word or phrase as mutually agreed. Excite further agrees that each such promotion shall include a hyper-link or other reference which shall refer prospective Advertisers to the Buying Service Description Page (as defined in Section 3.5 (a)).

  3.5  Buying Service Web Page Requirements.
       ------------------------------------

       a.  Description Page. Advertisers shall access the Excite Buying Service
           ----------------
exclusively through an initial Web page that shall display content and other information describing the Excite Buying Service ("Buying Service Description Page"). The Buying Service Description Page shall be in form and design, and contain text, data, hyper-links and other information as determined by SmartAge, subject to the reasonable approval of Excite. Each promotion pursuant to Sections 3.4 (a) and (b) shall be hyper-linked to or reference the URL of the Buying Service Description Page. The Buying Service Description Page shall be served by SmartAge.

       b.  Order Pages.  The Buying Service Description Page shall include a
           -----------
prominent graphical hyper-link that shall display "BUY NOW" or other such similar statement that prompts an Advertiser to place an order via the Excite Buying Service. Such prominent graphical hyperlink shall be linked to Web pages that describe the terms and conditions of each order and which shall enable an Advertiser to place an order ("Order Pages"). Such Order Pages shall be in form and design, and request Advertiser Data as determined by SmartAge, subject to the reasonable approval of Excite. All Order Pages and other Web pages that an Advertiser shall access via the Buying Service Description Page, including but not limited to administrative and statistical reporting pages, shall be served by SmartAge, and be in form and design as determined by SmartAge, subject to the reasonable approval of Excite.

       c.  ***. SmartAge agrees to *** the *** of those *** that it ***
           ---
pursuant to Section 3.5 (b) herein, such that an Advertiser's *** shall display a *** with *** in the *** position. For example, "***" displays "***" in the *** position and "***" in the *** position.

       d.  SmartAge Buying Service.  SmartAge shall have the right to establish,
           -----------------------
maintain, and administer the SmartAge Buying Service in a manner as determined by SmartAge, provided however, that it shall be required

            ***CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY
               WITH THE SECURITIES AND EXCHANGE COMMISSION

Confidential and Proprietary Information                                      12
to meet the Minimum User Functionality requirements pursuant to Section 3.1 (b) and those other terms and conditions of the SmartAge Buying Service as specified within this Agreement.

       e.  Order Processing. SmartAge agrees to forward Available Inventory
           ----------------
orders placed through the Buying Services to Excite electronically, in form and manner, and on a *** basis as mutually agreed. SmartAge further agrees to be responsible for processing *** payments ("Payment Processing") via a secure Web page and in a reasonably secure, accurate, reliable, and timely manner.

  3.6  Other Limitations & Requirements.
       --------------------------------

       a.  Key Word *** Position.  SmartAge agrees that the Excite Network shall
           ---------------------
represent the *** key word offer in the SmartAge Buying Service for a period of twelve (12) months commencing upon the launch date pursuant to Section 3.3 (b). After expiration of such twelve (12) month period, Excite shall have the right of *** to purchase such *** position for the term of the Agreement, upon terms and conditions as mutually agreed. In the event that Excite does not grant SmartAge the *** right to provide the Excite Buying Service, for any reason, pursuant to Section 3.2 (b), then such *** position rights shall immediately terminate.

       b.  Key Word *** Position. SmartAge agrees to provide Excite with the
           ---------------------
*** (***) most *** positions ("***") within the SmartAge Buying Service for the specific purposes of offering Advertisers key word ad banner placements on the Excite Network. Such *** shall be for a period of *** (***) months commencing upon the launch date pursuant to Section 3.3 (b). After expiration of such *** (***) month period, Excite shall continue to have the *** position and SmartAge shall grant Excite the right of *** to purchase such *** position for such specific purposes for the term of the Agreement, upon terms and conditions as mutually agreed.

       c.  Banner ***.  SmartAge agrees to provide Excite with the *** position
           ----------
within the SmartAge Buying Service for the specific purposes of offering Advertisers *** and *** banner inventory placements on the Excite Network for a period of *** (***) months commencing on the launch date, pursuant to Section
3.3 (b). SmartAge further agrees to provide Excite the *** position for such specific purposes for the term of the Agreement, provided however, that such position shall be *** only to *** ad banner inventory. Excite shall have the right of *** to purchase the *** position for such specific purposes for the term of the Agreement, upon terms and conditions as mutually agreed. In the event that Excite does not grant SmartAge the *** right to provide the Excite Buying Service, for any reason, pursuant to Section 3.2 (b), then such *** position rights shall immediately terminate.

       d.  Banner ***.  SmartAge agrees to provide Excite with the *** and ***
           ----------
positions within those sections of the SmartAge Buying Service that offer Advertisers *** and *** banner placements. Such *** positions shall be for a period of *** (***) months from the launch date pursuant to Section 3.3 (b). SmartAge further agrees to provide Excite the *** position for such specific purposes for the term of the Agreement, provided however, that such position shall be *** only to *** ad banner inventory. Excite shall have the right of *** to purchase such *** position for such specific purposes the term of the Agreement, upon terms and conditions as mutually agreed.

       e.  Private-Label Buying Service. Excite understands and acknowledges
           ----------------------------
that SmartAge has the right to provide Private-Label Buying Services with *** restrictions ***. For purposes of this Section 3.6 (e), Private-Label Buying Service means any banner advertisement and/or key word buying service provided by SmartAge to a third party.

  3.7  Buying Service Channel Resolution.
       ---------------------------------

            ***CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY
               WITH THE SECURITIES AND EXCHANGE COMMISSION

Confidential and Proprietary Information                                      13

       a.  Advertiser Referral.  SmartAge agrees to refer Advertisers to Excite
           -------------------
that expressly communicate interest in purchasing Available Inventory or other Excite advertising products not offered through the SmartAge Buying Service. SmartAge shall refer such Advertisers to Excite by making available Excite contact information as may be modified from time to time. Prior to referring Advertisers, SmartAge shall request information from each Advertiser for specific purposes of documenting such referral as a prospective lead. SmartAge and Excite shall determine information to be obtained from such prospective leads. All purchases from SmartAge Sourced-Leads, including those that purchase through the SmartAge Buying Service, shall count towards offsetting the Sales Minimums as defined in and pursuant to Section 3.10 (a).

       b.  SmartAge Sourced-Leads Reporting.  SmartAge agrees to provide Excite
           --------------------------------
with a monthly activity report of prospective SmartAge Sourced-Leads that have been referred to Excite during the prior month pursuant to Section 3.7 (a) herein. Such monthly report shall specify the name of each Advertiser, contact information, date of referral, and other information as mutually agreed. Such monthly report shall be accessed by Excite using a unique password via an Internet address or in any other manner as mutually agreed by the parties.

       c.  Excite Reporting.  Excite agrees to provide SmartAge with a monthly
           ----------------
activity report of SmartAge Sourced-Leads that have purchased directly from Excite during the prior month. Said activity report shall specifying at minimum the following:

           (1) The total number of SmartAge Sourced-Leads which purchased Available Inventory from Excite during the prior month.

           (2) The name of each SmartAge Sourced-Lead that purchased Available Inventory from Excite during the prior month.

           (3) The date of each such purchase during the prior month.

           (4) The total dollar amount of all such purchases during the prior month.

           (5) Any other information as mutually agreed.

       Each such monthly report shall be provided to SmartAge no later than thirty (30) business days after the end of the month for which such information pertains. Both parties agree that each such monthly report shall be accessed by SmartAge in a manner as both parties mutually agree.

  3.8  Buying Service Pricing & Revenue Share.
       --------------------------------------

       a.  Pricing. Excite shall, in its sole discretion, set pricing on all
           --------
Available Inventory and set the maximum dollar order size per order. Excite shall also have the right to modify such pricing or order size at any time, provided however, that Excite agrees to provide SmartAge with at least five (5) business days written notice prior to any such change taking effect.

       b.  Purchase Incentives. Notwithstanding Section 3.8 (a) herein, Excite
           -------------------
acknowledges and understands that SmartAge may from time to time provide certain incentives ("Purchase Incentives"), owned by SmartAge, to SmartAge Members to prompt purchase of Available Inventory. Purchase Incentives shall include but are not limited to SmartAge ad banner Impressions and SmartAge free services.

       c. Revenue Share. Excite agrees to pay SmartAge *** percent (***) of all
          -------------
revenues generated from the sale of Available Inventory via the Buying Services, provided however, that such payment shall be net of non-collectable, incorrect, unauthorized, or fraudulent sales of Available Inventory.

  3.9  Buying Service Payment & Administration.
       ---------------------------------------

            ***CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY
               WITH THE SECURITIES AND EXCHANGE COMMISSION

Confidential and Proprietary Information                                      14

       a.  Payment Transfer.  SmartAge shall be responsible for all Payment
           ----------------
Processing through the Buying Services pursuant to Section 3.5 (e). SmartAge agrees that funds deposited into one (1) or more SmartAge bank accounts as a direct result of Payment Processing shall be transferred to Excite on a monthly basis via wire transfer, check, or through other means as mutually agreed, provided however, that each such transfer of funds shall be net of the following:

           (1) The revenue share fee due SmartAge pursuant to Section 3.8 (c).

           (2) Non-collectable, incorrect, unauthorized, or fraudulent sales which result in SmartAge reimbursing funds to a third party.

           (3) Credit card processing related charges directly attributable to Payment Processing and incurred by SmartAge, up to maximum of ***% per transfer of funds.

       b.  Billing and Reporting.  SmartAge shall be responsible for the
           ---------------------
management and administration of all invoicing, reimbursements, and online reporting related to the Buying Services in a professional, reliable, and timely manner.

       c.  Bad Debt Management. SmartAge shall be responsible for the collection
           -------------------
of all delinquent or otherwise uncollected revenues related to orders that were fulfilled by Excite in a manner consistent with the terms and conditions of the Buying Services.

  3.10 Buying Service Reporting.
       ------------------------

       a.  Payment Transfer Reporting. SmartAge agrees to provide Excite with a
           --------------------------
monthly summary report pursuant to Section 3.8 (a), specifying the following:

           (1) The total number of Available Inventory orders placed and processed via the Buying Services in the given month.

           (2) The total dollar value resulting from Payment Processing in the given month.

           (3) The total dollar value of incorrect, unauthorized, or fraudulent orders and the total dollar value reimbursed to third parties in the given month.

           (4) The total credit card processing related charges for the given month.

           (5) The total dollar value of the SmartAge revenue share fee pursuant to Section 3.8 (c).

           (6) The total dollar value of the funds transferred to Excite for the given month.

           (7) Any other information as mutually agreed.

       Such monthly summary report shall be submitted to Excite within five (5) business days of the end of the month in which such information pertains. Included with this submission shall be a letter from an officer of SmartAge verifying, to the best of their knowledge, the authenticity of such monthly report.

       b.  Order Fulfillment Reporting. SmartAge agrees to provide Excite with a
           ---------------------------
monthly summary report specifying the following:

           (1) The total number of orders fulfilled via the Buying Services in the given month. Such information shall be shown in aggregate, by Advertiser and by Buying Service.

            ***CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY
               WITH THE SECURITIES AND EXCHANGE COMMISSION

Confidential and Proprietary Information                                      15

           (2) The total dollar value of orders fulfilled via the Buying Services in the given month. Such information shall be shown in aggregate, by Advertiser and by Buying Service.

           (3) Any other information as mutually agreed.

       c.  Periodic Adjustments. Periodically during the term of this Agreement
           --------------------
but no less than once per 90 day period, the parties shall reconcile their records pursuant to Sections 3.8 (a) and (b) herein. In the event that any material discrepancy should arise from such reconciliation, the party owing the other a reimbursement shall pay such reimbursement within five (5) business days of verification and acknowledgement of the payment due.

   3.11  Buying Service Sales Minimums.
         -----------------------------

      a.   Sales Minimums. SmartAge shall guarantee to Excite the following
           --------------
monthly minimums in revenues generated and received from SmartAge Sourced-Leads ("Sales Minimums") according to the following table:

                    Month                        Minimum
                    -----                        -------

                    June 1999                     $***
                    July 1999                     $***
                    August 1999                   $***
                    September 1999                $***
                    October 1999                  $***
                    November 1999                 $***
                    December 1999                 $***
                    January 2000                  $***
                    February 2000                 $***
                    March 2000                    $***
                    April 2000                    $***

        For each such month that SmartAge generates less than the corresponding monthly Sales Minimum, SmartAge agrees to make up such shortfall by purchasing Available Inventory on the Excite Network for purposes of marketing SmartAge. Such shortfall purchase shall be as determined by SmartAge, subject to the reasonable approval of Excite, provided however, that SmartAge shall be able to make such purchase at an average of *** percent (***%) off the then-current stated gross rates for such Available Inventory. In the event that SmartAge generates less than the corresponding monthly Sales Minimums in any three (3) one-month periods commencing August 31, 1999, whether consecutive or not, then Excite shall have the right to discontinue its obligations pursuant to Section
3.2 (a) to offer Available Inventory via the Buying Services.

   3.12 Sales Growth Warrant.  SmartAge agrees to issue a Sales Growth Warrant
        --------------------
to Excite, in form set forth in Exhibit G, dependent on the total revenues generated from the sale of Available Inventory via the Excite Buying Service meeting those performance milestones in manner and as specified pursuant to Exhibit B, upon the date on which the first such performance milestones are met by Excite.

4. BANNER EXCHANGE SERVICE.

   4.1  SmartAge Banner Exchange Obligations.
        ------------------------------------

        a. Service Level. SmartAge agrees to provide the Banner Exchange Service
           ------------
to Clicks' Members in a professional and reliable manner consistent with that manner provided to SmartClicks' Members.

            ***CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY
               WITH THE SECURITIES AND EXCHANGE COMMISSION


Confidential and Proprietary Information                                      16

       b.  SmartClicks' Network. SmartAge agrees to enable Clicks' Members using
           --------------------
the Banner Exchange Service to display their ad banners within the larger SmartClicks' Network pursuant to: 1) the terms, conditions, requirements, limitations and restrictions of the SmartClicks' Terms and Conditions; and 2) the prior approval of SmartAge.

       c.  Hosting, Maintaining, and Serving. SmartAge agrees to host, maintain,
           ---------------------------------
administer and serve all ad banners, registration pages, statistical information, and description pages related to a Clicks' Member's use of the Banner Exchange Service in a professional, reliable, and timely manner.

       d.  Member Data Collection and Maintenance.  SmartAge agrees to collect,
           --------------------------------------
maintain, and administer all Clicks' Member Data at a location and on software and equipment as determined by SmartAge. SmartAge further agrees to identify and track all Clicks' Members separately from other SmartClicks' Members in form and manner as determined by SmartAge subject to the reasonable approval of Excite. All such Clicks' Member Data shall be jointly owned and shall be made available to Excite in a manner and on a periodic basis as mutually agreed.

       e.  Customer Support.  SmartAge agrees to respond to all customer service
           ----------------
issues and provide all customer service support related to use of the Banner Exchange Service in a professional and reliable manner consistent with the manner provided to other SmartClicks' Members.

  4.2  Banner Exchange Marketing & Promotion.
       -------------------------------------

       a.  Naming. Excite agrees to use the name "SmartClicks" ("SmartClicks'
           ------
Brand") when marketing and promoting the Banner Exchange Service via the Excite Network or in other reasonable manner to prospective and existing Clicks' Members. The SmartClicks' Brand shall be in size, form, and design as determined by SmartAge, subject to the reasonable approval of Excite.

       b.  Clicks' Promotion. Excite will actively promote the Banner Exchange
           -----------------
Excite users, where appropriate throughout the Excite Network with consistent Such promotion will include persistent and temporal links, ad banners, e-mail, and other promotional mechanisms as determined by Excite, provided however, that in each such promotion the SmartClicks' Brand shall be displayed. Excite further agrees that each such promotion shall include a hyper-link ("Clicks' Promotional Link") or other reference which shall refer prospective Clicks' Members to the Clicks' Description Page (as defined in Section 4.3 (a)).

       c.  Branding of Banner Ads. Ad banners displayed on behalf of Clicks'
           ----------------------
Members on the SmartClicks Network shall be co-branded such that each ad banner shall include an Excite Brand on the lower right hand corner of the such ad banner in form and manner as mutually agreed.

       d.  Launch of Service. Both parties agree that the first date upon which
           -----------------
a prospective Clicks' Member can register for the Banner Exchange Service shall be no later than fifteen (15) business days after the Effective Date for the Excite Site, thirty (30) days after such date for the WebCrawler Site, and forty-five (45) days after such date for the Classified2000 Site and other such Excite Network Web sites as mutually agreed.

       e.  Banner Exchange Exclusivity. Excite agrees not to offer third party
           ---------------------------
provided banner exchange services, specifically excluding any promotional, advertising or other such marketing agreements that Excite has entered into as of the Effective Date, provided however, that the Banner Exchange Service is, in Excite's sole discretion, *** to any other similar banner exchange service available from a third party on the Internet in terms of the following factors, taken as a whole: (i) depth of coverage, (ii) timeliness and (iii) reputation and ranking based on a cross-section of a minimum of three (3) third party reviewers in terms of features, functionality, quality and other qualitative factors that are mutually deemed material in nature.

  4.3  Banner Exchange Web Page Requirements.
       -------------------------------------

            ***CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY
               WITH THE SECURITIES AND EXCHANGE COMMISSION

Confidential and Proprietary Information                                      17

       a.  Description Page. Each Clicks' Promotional Link on the Excite Network
           ----------------
shall be linked to one (1) or more description pages (each a "Clicks' Description Page") which shall include general information provided by SmartAge explaining the benefits of the Banner Exchange Service. Each Clicks' Description Page shall be in form and design, and served from a location as determined by SmartAge, subject to the reasonable approval of Excite.

       b.  Registration Page(s).  SmartAge agrees that each such Clicks'
           --------------------
Description Page shall include a prominent graphical hyperlink which shall display "JOIN NOW" or other such similar statement which prompts prospective Clicks' Members to register for the Banner Exchange Service. Such prominent graphical hyperlink shall be linked to one or more registration pages (each a "Clicks' Registration Page"). Clicks' Registration Pages shall be in form and design, and shall include a minimum number of fields and request specific Clicks' Member Data as determined by SmartAge, subject to the reasonable approval of Excite. Clicks' Registration Pages shall be served from a location as solely determined by SmartAge.

       c.  Integration with Excite Services.  Both parties agree to evaluate
           --------------------------------
integrating registration for the Banner Exchange Service into the registration process for other services that Excite offers or plans to offer its users, such as the EAN Program, a homepage hosting service, free e-mail service, or other such Excite services as mutually agreed.

  4.4  Allocated Impressions.
       ---------------------

       a. Traffic Sharing. SmartAge agrees to allocate to Excite *** percent
          ---------------
(***%) of the total Impressions ("Allocated Impressions") generated from all Clicks' Member Sites. "Clicks' Impressions" shall be defined as the total Impressions generated from all Clicks' Member Sites.

       b.  Use of Allocated Impressions. Excite shall be able to use its
           ----------------------------
Allocated Impressions, as calculated in Section 4.4 (a) herein, in the following ways: 1) to promote Excite and/or the Excite Network; 2) to promote or to sell to a third party, provided however, that such third party is not a direct competitor of SmartAge as specified -in Exhibit J; 3) to provide to Affiliates as an incentive for the EAN Program pursuant to Section 2.6 (a), and 4) to use in any other manner as determined by Excite subject to the reasonable approval of SmartAge provided however the following:

           (1) Allocated Impressions shall be used in a continuous and automatic manner as mutually agreed such that any ad banners provided by Excite to SmartAge for purposes of using such Allocated Impressions shall be continuously displayed within the SmartClicks' Network on Web sites with available ad banner inventory unless otherwise mutually agreed.

           (2) usage of such Allocated Impressions is subject to the Banner Exchange Technology and the specific terms, conditions, requirements, limitations and restrictions of the SmartClicks' Terms and Conditions as currently specified in Exhibit H attached hereto.

       c.  Resale Of SmartAge Impressions. *** percent (***%) of all Clicks'
           ------------------------------
Impressions shall accrue to SmartAge. SmartAge agrees to grant Excite the right to sell SmartAge's allocation of Clicks' Impressions, provided however, that any such Impressions shall be purchased from SmartAge at a minimum price of *** dollars ($***) per thousand (1,000) impressions. Both parties agree that each such purchase shall be evidenced by an executed insertion order agreement ("IO"), and the payment and delivery of such SmartAge Impressions shall be as mutually agreed and documented in each such IO.

       d.  Adjustments to Allocated Impressions.  Excite acknowledges and
           ------------------------------------
understands that SmartAge may need to adjust the number of Allocated Impressions from time to time to compensate for variations that may occur due to the unique aspects of the scheduling and targeting of excess ad banner inventory within the SmartClicks Network. In the event that any such adjustment is both material in nature and results in a reduction in the number of Impressions allocated to Excite in any calendar quarter, SmartAge agrees to make good such

            ***CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY
               WITH THE SECURITIES AND EXCHANGE COMMISSION

Confidential and Proprietary Information                                      18
reduction by increasing the allocation of Impressions to Excite in the following calendar quarter by the amount of such reduction.

       e.  Activity Reporting.  SmartAge agrees to provide Excite with a daily
           ------------------
summary report specifying the total number of Active Clicks' Member Accounts, ad banners shown by Clicks' Members, Impressions allocated during any prior day, the current balance of unused Impressions, and any other information as mutually agreed. Such summary report shall be accessed by Excite using a unique password via an Internet address or in any other manner as both parties may mutually agree.

   4.5 Membership Growth Warrant. SmartAge agrees to issue  a Membership Growth
       -------------------------
Warrant to Excite in form set forth in Exhibit G, dependent upon the achievement of certain performance milestones for Active Clicks' Members and Service Members, in manner and as specified in Exhibit B, upon the date on which the first such performance milestones are met by Excite.


5. SMARTAGE SERVICES.

   5.1 General Obligations.
       -------------------

       a.  Excite Offers SmartAge Services. Excite agrees to offer and promote
           -------------------------------
the Offered Services to users of the Excite Site and the Excite Network, under the terms and conditions of this Agreement. Each Offered Service shall be as determined by SmartAge, subject to the reasonable approval of Excite.

       b.  Service & Maintenance. SmartAge agrees to be responsible for
           ---------------------
providing the Offered Services to users of the Excite Site and Excite Network in a professional, reliable, and timely manner. SmartAge further agrees to be responsible for maintaining and administering the Offered Services to ensure that each consistently performs as reasonably expected by Service Members and as represented by SmartAge.

       c.  Credit Card Processing. SmartAge agrees to be responsible for the
           ----------------------
processing of all credit card payments related to the sale of Offered Services in a reasonably secure, accurate, reliable, and timely manner.

       d.  Customer Support. SmartAge agrees to be responsible for all customer
           ----------------
service issues and provide all customer service support related to the use of the Offered Services. Such customer service and support shall be provided in a professional and reliable manner, provided however, that all such customer service shall be provided to Service Members via e-mail unless otherwise agreed by SmartAge.

       e.  Member Data Collection and Maintenance.  SmartAge agrees to collect,
           --------------------------------------
maintain, and administer all Service Member Data at a location and on software and equipment as determined by SmartAge.

  5.2  SmartAge Services Marketing & Promotion.
       ---------------------------------------

      a.   SmartAge Branding. Both parties agree that each Offered Service shall
           -----------------
be marketed and promoted as a SmartAge or third party provided service ("Service Brand") to prospective and existing Service Members provided however, that each Service Brand be determined by SmartAge, subject to the reasonable approval of Excite. Service Brands shall be in size, form, design and page location as determined by SmartAge, subject to the reasonable approval of Excite.

       b.  Promotion of Offered Services. Excite agrees to actively and with
           -----------------------------
consistent frequency promote the Offered Services throughout the Excite Network through reasonable means as it determines from time to time. Excite further agrees that each such promotion shall include a hyper-link ("Services Promotional Link") or other reference which shall refer prospective or existing Service Members to a Services Description Page (as defined in Section 5.3 (a)).

Confidential and Proprietary Information                                      19

       c.  Launch of Offered Services.  Excite agrees that the first date upon
           --------------------------
which a prospective Service Member shall be able to purchase an Offered Service shall be no later than thirty (30) business days after the Effective Date unless otherwise mutually agreed in writing.

       d.  Exclusivity. Excite shall not directly solicit or target prospective
           -----------
or existing Service Members with offers that are competitive with any individual Offered Service (as defined in Exhibit I) during the term of this Agreement, provided, however, that such an Offered Service is available for use and is offered by SmartAge. In the event that SmartAge has not launched or decides to discontinue a particular Offered Service, then Excite shall be free to promote an equivalent service to users of the Excite Network including prospective or existing Service Members. In the event that Excite is acquired, such restrictions shall only apply to the Excite Network and its direct successors, and not the acquiring company. In the event that SmartAge offers an additional service not specified on Exhibit I, SmartAge agrees that Excite shall have the right but not the obligation to evaluate such new SmartAge service and to offer it to users of the Excite Network under the same or equivalent terms as those described within this Agreement.

       e.  SmartAge not an Agent. SmartAge shall not represent or market itself
           ---------------------
as a sales representative of the Excite Network and will not allow any SmartAge sales representatives, if any, to solicit Advertisers for the purpose of purchasing Available Inventory through SmartAge. Additionally, SmartAge will not accept orders from any recognized advertising agency and will promptly direct inquiries regarding the purchase of Available Inventory from advertising agencies directly to Excite. SmartAge shall not expressly nor impliedly, directly or indirectly, alter, enlarge or limit the representations or warrantees contained in Excite's most current written internet and advertising services warranty as distributed or changed from time to time by Excite for the applicable service. Subject to 3.2 (c) ("Referral Threshold") Excite retains the absolute right to contact any party in regards to Excite business without any obligation to contact SmartAge. Without limiting the generality of the foregoing, neither party shall sign the other party's name to any commercial paper, contract or other instrument and shall not contract any debt or enter into any agreement, either express or implied, binding the other party to the payment of money and/or in any other regard.

  5.3  Web Page Requirements.
       ---------------------

       a.  Description Page. Each Services Promotional Link shall be hyper-
           ----------------
linked to a corresponding description page ("Services Description Page") which shall include without limitation general information explaining the benefits of each Offered Service as provided by SmartAge. Each Services Description Page shall be in form and design, and served from a location as determined by SmartAge, subject to the reasonable approval of Excite.

       b.  Service Registration Pages.  Each Services Description Page shall
           --------------------------
include a prominent graphical hyper-link that shall display "BUY NOW" or other such similar statement that prompts a prospective or existing Service Member to evaluate purchasing an Offered Service. Such prominent graphical hyperlink shall be linked to one (1) or more registration pages (each a "Services Registration Page") which shall describe the terms and conditions of a purchase and enable a user to place an order for an Offered Service. Such Services Registration Pages shall be in form and design and request Service Member Data as determined by SmartAge, subject to the reasonable approval of Excite. SmartAge shall be responsible for the Services Registration Pages and all other Web pages that a prospective or existing Service Member shall access via each Services Description Page, including but not limited to administrative and statistical reporting pages. Each Services Registration Page shall be served from a location as determined by SmartAge, subject to the reasonable approval of Excite.

  5.4  Pricing & Revenue Share.
       -----------------------

       a.  Pricing. SmartAge shall, in its sole discretion, set pricing for each
           -------
Offered Service, provided however, that the Offered Services shall be offered and promoted individually, in combination, or in aggregate to prospective and existing Service Members for a *** to *** by *** to *** of such service or services.

            ***CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY
               WITH THE SECURITIES AND EXCHANGE COMMISSION

Confidential and Proprietary Information                                      20

       b.  Purchase Incentives. Notwithstanding Section 5.4 (a) herein, Excite
           -------------------
acknowledges and understands that SmartAge may from time to time provide certain incentives ("Services Incentives") owned by SmartAge to prompt purchase of an Offered Service. Services Incentives shall include but are not limited to SmartAge ad banner impressions and SmartAge free services.

       c. Revenue Share. SmartAge agrees to pay Excite a referral fee of ***
          -------------
percent (***%) of all revenues generated from the initial sale of the Offered Services for a period of *** months, provided however, that such revenues shall be net of the following:

           . Third party fees in the event that such Offered Service is third party provided;
           . Non-collectable, incorrect, unauthorized, or fraudulent purchases of the Offered Services.

  5.5  Payment & Reporting.
       -------------------

       a.  Payment. SmartAge agrees to pay all fees due Excite from purchases of
           -------
the Offered Services, pursuant to Section 5.4 (c), within thirty (30) business days of the end of the month in which such fees were generated.

       b.  Reporting. SmartAge agrees to provide Excite with a monthly summary
           ---------
report specifying at minimum the following:

           (1) The total number of Service Members which purchased Offered Services in the given month.

           (2) The total dollar value of all revenues generated from Service Members per Offered Service in the given month.

           (3) The total dollar value of all non-collectible, incorrect, unauthorized, or fraudulent sales in the given month.

           (4) The calculation of the fees payable to Excite per Offered Service for the given month pursuant to Section 5.4 (c).

           (5) Any other information as mutually agreed.

       c.  Billing, Reporting, and Collections. SmartAge shall be responsible
           -----------------------------------
for the management and administration of all invoicing, reimbursements, online reporting, and collections of all delinquent or otherwise uncollected revenues related to the Offered Services.

  5.6  Membership Guarantees.  Excite will *** a minimum combined number
       ---------------------
of Service Members and Active Clicks' Members over the first *** (***) months after the launch of the EAN Program pursuant to Section 2.1 (i), according to the following membership goals schedule ("Membership Goals"):

      --------------------------------------------------------------------
       By the end of the first 3-month       *** Service/Active Clicks'
       period after EAN launch               Members
      --------------------------------------------------------------------
       By the end of the 6-month period      *** Service/Active Clicks'
       after EAN launch                      Members
      --------------------------------------------------------------------
       By the end of the 9-month period      *** Service/Active Clicks'
       after EAN launch                      Members
      --------------------------------------------------------------------
       By the end of the 12-month period     *** Service/Active Clicks'
       after EAN launch                      Members
      --------------------------------------------------------------------

            ***CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY
               WITH THE SECURITIES AND EXCHANGE COMMISSION

Confidential and Proprietary Information                                      21

       In the event that the Membership Goals are not met per the above schedule in any given three (3) month period, Excite will provide SmartAge up to *** dollar ($***) of *** promotion on the Excite Network, which promotion shall be run during the month following any such deficient three (3) month period. Such discount shall be as mutually agreed and such promotion shall be used to promote the Offered Services in a manner and only to the extent necessary to meet the stated Membership Goals.

6.   MEMBER DATA.

     6.1  Ownership of Data. Both parties each acknowledge that all data of any
          -----------------
kind regarding the EAN Program, the Excite Buying Service, the Banner Exchange Service, and the Offered Services including without limitation Affiliate Data, the serving of Syndicated Content, Redeemable Points, Advertiser Data, Clicks' Member Data, and Service Member Data ("Total Data") shall be jointly owned by the parties such that during the term of this Agreement all such data shall be treated as Confidential Information (as defined in Section 9) of both parties. Each party shall be permitted to use such data for marketing and other purposes without notice or approval of the other party, provided however the following:
(i) The third party generating such data has not prohibited its use for such purposes; (ii) such data may not be sold to a third party, (iii) use of such data by a party shall not be specifically identified as originating from the other party unless otherwise agreed in writing and (iv) Total Data shall not be used by SmartAge to specifically target only SmartAge Members originating from Excite and shall not be used by Excite to specifically target only SmartAge Members originating from SmartAge.

     6.2  Transfer of Data. Both parties agree that all data pursuant to Section
          ----------------
6.1 herein, collected by a party shall be made available to the other upon request, provided however, that such data shall provided in form, manner, and timeliness as mutually agreed.


7.   POLICIES AND PROCEDURES.

     7.1  Policies & Procedures. Both parties agree that the Terms and
          ---------------------
Conditions applicable to use of the services, Web sites, networks, or programs as described within this Agreement shall apply to users, and both parties reserve the right to reject any user that does not comply with such applicable Terms and Conditions unless as otherwise specified within this Agreement or as mutually agreed in writing.

     7.2  Approval of Member Sites and Ad Banners. Each Affiliate and Clicks'
          ---------------------------------------
Member Site and its ad banners must be approved before submitting ad banners to the SmartClicks' Network and prior to being served using the Banner Exchange Technology. Such approval will be based upon the standard Terms and Conditions that SmartClicks' Members are subject to unless as otherwise specified within this Agreement or as mutually agreed in writing.


8.   TRADEMARKS.

     8.1  SmartAge Trademarks. SmartAge hereby grants to Excite, for the term of
          -------------------
this Agreement, a non-exclusive, non-transferable license to use and display the SmartAge Brand, including without limitation its name and logo and other trademarks, trade names, service marks, and service names that SmartAge uses from time to time on the Excite Site and the Excite Network in connection with the terms and conditions of this Agreement provided however that: (i) Excite will at all times use the appropriate trademark or service mark notice as SmartAge may from time to time specify with respect to any use of the SmartAge Brand; (ii) Excite will not modify the SmartAge Brand or use it for any purpose other than as set forth herein; and (iii) Excite will not engage in any action associated with the SmartAge Brand that adversely affects the good name, good will, image or reputation of SmartAge. Excite agrees that all use of the SmartAge Brand hereunder shall inure to the benefit of SmartAge.

            ***CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY
               WITH THE SECURITIES AND EXCHANGE COMMISSION

Confidential and Proprietary Information                                      22

     8.2  Excite Trademarks.  Excite hereby grants to SmartAge, for the term of
          -----------------
this Agreement, a ***, *** license to use and display the Excite Brand, including without limitation its name and logo and such other trademarks, trade names, service marks, and service names that Excite uses from time to time on the SmartAge Site and the SmartClicks' Network in connection with the terms and conditions of this Agreement provided however that: (i) SmartAge will at all times use the appropriate trademark or service mark notice as Excite may from time to time specify with respect to any use of the Excite Brand; (ii) SmartAge will not modify the Excite Brand or use it for any purpose other than as set forth herein; and (iii) SmartAge will not engage in any action associated with the Excite Brand that adversely affects the good name, good will, image or reputation of Excite. SmartAge agrees that all use of the Excite Brand hereunder shall inure to the benefit of Excite.

     8.3  Limitation. Except as expressly set forth herein, no license to either
          ----------
party's brands, trademarks or other such identifying marks is granted under this Agreement and neither party may use the other party's identifying marks without prior written consent.

9.   TERM AND TERMINATION.

     9.1  Term.  This Agreement shall become effective on the Effective Date and
          ----
shall continue in effect for an initial term of twenty-four (24) months subject to earlier termination pursuant to Sections 9.2 and 9.3 as described herein.

     9.2  Termination Without Cause. Either party may terminate this Agreement
          -------------------------
for any reason or no reason upon providing the other party at least sixty (60) calendar days prior written notice of such termination provided however that no such termination without cause may occur within ninety (90) days of the Effective Date, except for the nonpayment of any amount due Excite, which shall be subject to a five (5) day cure period.

     9.3  Default.  In the event either party defaults in the performance of any
          -------
material obligation required to be performed hereunder, and such default is not cured within thirty (30) calendar days after written notice thereof by the other party, then the non-defaulting party, at its option, may, in addition to any other remedies it may have, immediately terminate the Agreement by giving written notice of termination to the defaulting party.

     9.4  Insolvency. The Agreement may be terminated by either party,
          ----------
immediately on notice, (a) if the other party becomes insolvent, (b) upon the institution by the other party of insolvency, receivership or bankruptcy proceedings or any other proceedings for the settlement of its debts, (c) upon the institution of such proceedings against the other party, which are not dismissed or otherwise resolved in such other party's favor within forty-five
(45) days thereafter, (d) upon the other party's making a general assignment for the benefit of creditors, or (e) upon the other party's dissolution or ceasing to conduct business in the normal course.

     9.5  No Liability for Damages. Neither party shall be liable for damages of
          ------------------------
any kind as a result of exercising its right to terminate this Agreement according to its terms, and termination will not affect any other right or remedy at law or in equity of either party.

     9.6  Effect of Termination. Upon termination or expiration of the
          ---------------------
Agreement, each party shall cease to perform all services for the other party as described in this Agreement. Each party shall also immediately discontinue any use of the other party's tradename and trademarks and all promotional activities related to the other party's products or services. Each party further agrees to immediately return all materials in its possession belonging to the other party.

     9.7  Survival.  Except as otherwise set forth herein, all rights and
          --------
obligations of the parties pursuant to the following Sections shall survive any termination of this Agreement: Sections 6, 8, 9.5, 9.6, 9.7, 10, 11, 12, 13, and 14.

            ***CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY
               WITH THE SECURITIES AND EXCHANGE COMMISSION

Confidential and Proprietary Information                                      23

10.  CONFIDENTIALITY.

     a. Each party to this Agreement acknowledges that it may receive confidential information ("Confidential Information") of the other party. For purposes of this Agreement, Confidential Information shall mean any trade secret, information, process, technique, algorithm, computer program (source and object codes), design, drawing, formula, test data, business development and marketing plans and concepts, records and files, financial data and budgetary information, income or sales data or projections, customer lists, information regarding customers, facilities, suppliers, plans, or market analysis.

     b. Each party covenants and agrees that: (1) it will not, at any time, reveal, divulge, or make known to any person, firm, corporation, or other entity any Confidential Information of the other party; (2) it will not publish, communicate, divulge, disclose or use such information for any purpose not authorized by the other party, nor make copies or disclose in any manner Confidential Information to any third party without prior written consent of the other party; (3) it will not use the Confidential Information of the other party for any purpose except to the extent required to accomplish the intent of this Agreement; and (4) it will return to any documents (including copies, if any) containing Confidential Information of the other party after the need for such information has expired, or upon the request of the other party, and in any event, upon completion or termination of this Agreement.

     c. Each party shall take reasonable security precautions, at least as great as the precautions it takes to protect its own trade secrets, with respect to the Confidential Information which it receives and shall disclose Confidential Information on a need to know basis only to its subsidiary, agent or subcontractor who is obligated to treat the Confidential Information in a manner consistent with all the obligations of this Agreement.

     d. The term Confidential Information does not include information which the receiving party can demonstrate by competent written proof: (i) is now, or hereafter becomes, through no act or failure to act on the part of the receiving party, generally known or available (ii) is known to the receiving party at the time of receiving such information as evidenced by its records (iii) is hereafter furnished to the receiving party by a third party, as a matter of right and without restriction on disclosure; or (iv) is the subject of written permission to disclose provided by the other party.

     e. Each party agrees that any breach of obligations under this Section 10 shall be a material breach of this Agreement and result in irreparable harm to the non-disclosing party for which damages would be an inadequate remedy and, in addition to the rights and remedies otherwise available at law, the non-disclosing party shall be entitled to equitable relief, including injunction, in the event of such breach.

11.  LIMITATION OF LIABILITY.

  11.1  Aggregate Liability.  In no event, except under Section 13 of this
        -------------------
Agreement, shall either party be liable for monetary damages of any form, whether direct, indirect, special, punitive, or consequential damages (including, but not limited to, damages for loss of business profits, business interruption, loss of programs or information, and the like), or any other damages arising in any way out of the availability, use, reliance on, or inability to use the EAN Program, the Syndicated Content, the Buying Services, the Banner Exchange Service or the Offered Services or any information, even if the other party knows of the possibility of such damages, and regardless of the form of action, whether in contract, tort (including without limitation negligence), or otherwise.

  11.2  Service Interruptions.  SmartAge and Excite will endeavor to keep their
        ---------------------
respective web sites and services operational at all times, but certain technical difficulties may, from time to time, result in temporary service interruptions. Neither party shall be liable to the other for any consequences of such services interruptions.

Confidential and Proprietary Information                                      24

     11.3  Force Majeure. Neither party shall be responsible for any failure or
           -------------
delay in performance of its obligations under this Agreement because of circumstances beyond its reasonable control, including, without limitation, acts of God, network failures or telecommunications failures.

12.  WARRANTIES.

     12.1  Mutual Representations and Warranties: Each party hereby represents
           -------------------------------------
and warrants as follows:

        a. Each party is duly organized and validly existing under the laws of the state of its incorporation and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof.

        b. Each party is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder.

     12.2  Intellectual Property Rights.
           ----------------------------

        a. SmartAge has the full and exclusive right to grant or otherwise permit Excite access to the SmartAge Site, SmartAge's intellectual property, and any applicable third party's intellectual property, and SmartAge is aware of no claims by any third parties adverse to any of such intellectual property rights.

        b. Excite has the full and exclusive right to grant or otherwise permit SmartAge access to the Excite Site, Excite Network, Excite's intellectual property, and any applicable third party's intellectual property, and Excite is aware of no claims by any third parties adverse to any of such intellectual property rights.

        c. If a party's (the "Infringing Party") intellectual property rights are alleged or held to infringe the intellectual property rights of a third party, the Infringing Party shall, at its own expense, and in its sole discretion, (1) procure for the non-Infringing Party the right to continue to use the allegedly infringing intellectual property or (2) replace or modify the intellectual property to make it non-infringing; provided, however, if neither option is possible or economically feasible and if the inability to use such intellectual property would cause a material breach of this Agreement (as determined by the non-Infringing Party), the Infringing Party may terminate this Agreement.

     12.3  Limitation of Warranty. EXCEPT AS EXPRESSLY WARRANTED IN THIS SECTION
           ----------------------
HEREIN, EACH PARTY EXPRESSLY DISCLAIMS ANY FURTHER WARRANTIES, EXPRESS, IMPLIED, OR STATUTORY, INCLUDING BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

13.  INDEMNIFICATION.

     13.1  SmartAge Indemnification.  SmartAge shall indemnify, defend and hold
           ------------------------
harmless Excite and its officers, directors, employees and agents (the "SmartAge Indemnified Parties") from and against any and all claims, demands, liabilities, damages, actions, causes of action, costs or expenses of any kind or nature, including reasonable attorney's fees and costs (together "Claims") arising out of any allegation, suit or claim made or threatened by any third party against SmartAge Indemnified Parties, for infringement or misappropriation of any copyright, trademark, trade secret or service mark of any third party with respect to SmartAge's material and negligent breach of an obligation to Excite under this Agreement.

     13.2  Excite Indemnification.  Excite shall indemnify, defend and hold
           ----------------------
harmless SmartAge and its officers, directors, employees and agents (the "Excite Indemnified Parties") from and against any and all claims, demands, liabilities, damages, actions, causes of action, costs or expenses of any kind or nature, including reasonable attorney's fees and costs (together, "Claims") arising out of any allegation, suit or claim made or

Confidential and Proprietary Information                                      25
threatened by any third party against Excite Indemnified Parties, for infringement of copyright, trademark, trade secret or service mark of any third party due to Excite' material and negligent breach of an obligation to SmartAge under this Agreement.

     13.3  Provision of Indemnity.  Any party entitled to indemnity under
           ----------------------
Sections 13.1 or 13.2 herein (the "Indemnified Party") shall promptly notify the other party in writing (the "Indemnifying Party") of any Claim for which the Indemnified Party seeks indemnification, and shall permit the Indemnifying Party to control the defense of any such Claim with counsel of Indemnifying Party's choice. The Indemnified Party shall reasonably cooperate in the defense of any Claim, and may, at its own cost and expense, participate in any defense with counsel of its choice. In the event the Indemnifying Party fails after written notice to perform its obligations under this Section 12, the Indemnified Party may at its election take any action, including the settlement of any Claim, without further notice to the Indemnifying Party, and without waiving any rights or Claims against the Indemnifying Party it may have under this Agreement, at law or in equity. The Indemnifying Party shall not settle any Claim without the prior written consent of the Indemnified Party, which consent shall not be unreasonably withheld.

14.  MISCELLANEOUS.

     14.1  MatchLogic.  Both parties agree to evaluate using Excite's wholly
           ----------
owned subsidiary MatchLogic to provide the mechanism to redeem Redeemable Points and serve ad banners for the EAN Program pursuant to Section 2.1 (d). Both parties further agree to evaluate, when reasonably possible, expanding the relationship between the parties specifically through SmartAge adapting or incorporating the MatchLogic technologies and capabilities into the Banner Exchange Technology. For example, such adaptation may potentially include without limitation using the MatchLogic technology to manage the serving of ad banners on the SmartClicks' Network.

     14.2  Media Releases. Within thirty (30) days of the Effective Date, the
           --------------
parties agree to issue a joint press release concerning the existence of this Agreement and the related terms hereof, provided however, such press release shall not make any reference to the Excite Buying Service. The parties further agree that within thirty (30) days of the launch of the Excite Buying Service, the parties shall issue an additional joint press release describing such service. No press release or other public statement concerning the existence or terms of this Agreement shall be made or released to any medium except as provided within this Agreement and with the prior written approval of the parties or as required by law. Excite further agrees that any such joint press release shall include a statement from an EVP of Excite and the CEO of SmartAge.

     14.3  Audit Rights.  Either party or its designated agent shall have the
           ------------
right upon thirty (30) days prior written notice to audit the other party's server logs, data files, accounting records or other reasonably necessary documents for the sole purpose and to the extent necessary to ensure compliance with the terms of this Agreement. Such audit(s) shall be conducted at the auditing party's own expense, provided however, that such audits shall be limited to one occasion per six (6) month period and further provided that each such audit shall be performed by a third party mutually approved in writing. In the event that such audit discloses that the audited party has under paid by ten percent (10%) or more, it will reimburse the auditing party for the reasonable costs of such audit. Both parties agree to cooperate with the other party or its designated agent in all reasonable aspects regarding such audit(s) and to provide the other party with appropriate access to all reasonably necessary documentation related thereto. In the event the audit reveals an under payment of fees due, the underpaying party shall pay such fees due to the other party other immediately upon written notice and verification.

     14.4  Assignment.  Neither party may assign or transfer any of its rights,
           ----------
duties or obligations herein to any party without the prior written consent of the other party and any purported attempt to do so shall be null and void; provided that no consent shall be required for assignment to an affiliate or to an entity acquiring all or substantially all of the assigning party's business.

Confidential and Proprietary Information                                      26

     14.5  Relationship of Parties.  SmartAge and Excite are independent
           -----------------------
contractors and nothing in this Agreement is intended or will create any form of partnership, joint venture, agency, franchise, sales representative or employment relationship between the parties. Neither party has the authority, without the other party's prior written approval, to bind or commit the other party in any way.

     14.6  Waiver.  No waiver of any provision of the Agreement shall be
           ------
effective unless made in writing and signed by the party against whom enforcement is sought. No waiver of any breach of any provision of the Agreement shall constitute a waiver of any subsequent breach of the same or any other provision of the Agreement.

     14.7  Governing Law and Dispute Resolution.  Any dispute regarding the
           ------------------------------------
interpretation or validity hereof shall be governed by the laws of the State of California, U.S.A, exclusive of that body of law relating to choice of law. Any dispute arising under the Agreement shall be resolved by binding arbitration under the International Rules and administration of the American Arbitration Association. The hearing shall be held in California, or such other location as the parties may agree. The panel shall render its decision in writing, and judgement upon the panel's award may be entered in any court of appropriate jurisdiction.

     14.8  Severability.  The provisions of this Agreement are severable. If any
           ------------
one or more such provisions are judicially determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions or portions of the Agreement shall be binding on and enforceable by and between the parties hereto.

     14.9  Notices.  All notices required or permitted under this Agreement will
           -------
be in writing, will reference this Agreement and will be deemed given: (a) when actually delivered in person; (b) when sent by confirmed facsimile; or (c) the next business day after deposit with a commercial overnight carrier specifying next-day delivery, with written verification of receipt. All communications will be sent to the address set forth below or to such other address as may be designated by a party by giving written notice to the other party pursuant to this Section 14.9:

Confidential and Proprietary Information                                      27

SmartAge
3450 California Street
San Francisco, CA 94118
Attn: Christopher Dean, VP Business Development

Excite
555 Broadway
Redwood City, CA
Attn: Denise McGuire, VP Business Development

     14.10  Counterparts.  This Agreement may be executed in two (2)
            ------------
counterparts, each of which shall be deemed an original and both of which together shall constitute one instrument.

     14.11  Entire Agreement.  This Agreement and the Exhibits hereto constitute
            ----------------
the entire agreement between the parties and supersede all prior agreements and understandings between them relating to the subject matter hereof. No modifications of the Agreement shall be binding on either party unless it is in writing and signed by the party to be charged.


IN WITNESS WHEREOF, the parties have caused this Agreement to be executed themselves or by their duly authorized representatives on the dates set forth below to be effective as of the Effective Date.


SMARTAGE                                          EXCITE


BY: /s/ Christopher Dean                          BY: /s/ Robert C. Hood
    -----------------------------                     --------------------------

NAME: Christopher Dean                            NAME: Robert C. Hood
      ---------------------------                       ------------------------

TITLE: Vice President of Business Development     TITLE: EVP-CFO
       --------------------------------------            -----------------------

Confidential and Proprietary Information                                      28

                                   EXHIBIT A


MEMBERSHIP GROWTH WARRANT


The Stock Purchase Warrant in the form set forth in Exhibit G shall be issued to Excite and exercisable into shares of SmartAge Series B Preferred stock at an exercise price of $1.10 per share upon the achievement of performance milestones as follows:

Performance Milestones:

- 189,344 shares of Series B Preferred stock of SmartAge for the first *** combined Active Clicks' Members and Service Members.

- 189,344 shares of Series B Preferred stock of SmartAge for the next *** combined Active Clicks' Members and Service Members for a total of ***.

- 189,344 shares of Series B Preferred stock of SmartAge for the next *** combined Active Clicks' Members and Service Members for a total of ***.

- 189,344shares of Series B Preferred stock of SmartAge for the next *** combined Active Clicks' Members and Service Members for a total of ***.

- 189,344shares of Series B Preferred stock of SmartAge for the next *** combined Active Clicks' Members and Service Members for a total of ***.

- 189,344 shares of Series B Preferred stock of SmartAge for the next *** combined Active Clicks' Members and Service Members for a total of ***.

- 189,344 shares of Series B Preferred stock of SmartAge for the next *** combined Active Clicks' Members and Service Members for a total of ***.

            ***CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY
               WITH THE SECURITIES AND EXCHANGE COMMISSION


Confidential and Proprietary Information                                      29

                                   EXHIBIT B


SALES GROWTH WARRANT


The Stock Purchase Warrant in the form set forth in Exhibit K shall be issued to Excite and exercisable into shares of SmartAge Series B Preferred Stock at an exercise price of $1.10 per share upon the achievement of performance milestones as follows:

- 378,688 shares of Series B Preferred stock of SmartAge when total revenues generated from the sale of Available Inventory via the Excite Buying Service reach $*** during the term of the Agreement.

- 189,344 shares of Series B Preferred stock of SmartAge when total revenues generated from the sale of Available Inventory via the Excite Buying Service reach $*** during the term of the Agreement.

- 189,344 shares of Series B Preferred stock of SmartAge when total revenues generated from the sale of Available Inventory via the Excite Buying Service reach $*** during the term of the Agreement.

- 189,344 shares of Series B Preferred stock of SmartAge when total revenues generated from the sale of Available Inventory via the Excite Buying Service reach $*** during the term of the Agreement.

- 189,344 shares of Series B Preferred stock of SmartAge when total revenues generated from the sale of Available Inventory via the Excite Buying Service reach $*** during the term of the Agreement.

            ***CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY
               WITH THE SECURITIES AND EXCHANGE COMMISSION


Confidential and Proprietary Information

                                   EXHIBIT C

EAN PROGRAM AFFILIATE GUIDELINES

A prospective Affiliate will be approved into the EAN, and thus approved to generate *** ("***") for *** into said *** site and to generate and redeem reward points for banners and other services (as provide by the Agreement) on the SmartAge SmartClicks banner exchange service, provided that said Affiliate web site:

1.  does not advertise or enable the sale of *** or *** products;

2.  does not advertise or enable the sale of ***;

3.  does not fall within the *** or *** content category;

4. does not fall within the "***" content category does not engage in any ***.

            ***CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY
               WITH THE SECURITIES AND EXCHANGE COMMISSION

Confidential and Proprietary Information                                      31

                                   EXHIBIT D

EXCITE BANNER ADVERTISING

General Terms and Conditions

Advertiser acknowledges that the sole obligation of Excite Inc. ("Excite") is to display an advertising banner (the "Banner") from Advertiser which conforms to the specifications set forth elsewhere in the insertion order (the insertion order and these General Terms and Conditions are referred to collectively herein as the "Agreement"). In this regard, Advertiser agrees that (i) Excite has the right to market, display, perform, transmit and promote the Banner, and (ii) users of Excite's services have the right to access and use the Banner and any content and/or services directly linked to the Banner (the "Advertiser Web Content").

All advertising will be invoiced monthly and payment in full will be due upon receipt of the invoice. Payment for all Gaming, Tobacco, or Alcohol Advertisers will be due and paid in advance in monthly installments. The first monthly payment must be paid prior to the display of the first of the Banners. Subsequent monthly installment will be due and must be paid on the first of each month thereafter. Advertiser understands that once this Agreement is executed there shall be no refunds or proration of rates even if Advertiser elects to discontinue display of the Banner prior to expiration of the advertising term. Orders are accepted subject to the terms and provisions of the current price list. Advertising prices set forth in the price list are subject to change; any price changes will apply to any additional advertising services requested by Advertiser after such price change.

UNDER NO CIRCUMSTANCES SHALL EXCITE BE LIABLE TO THE ADVERTISER FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES (EVEN IF SUCH DAMAGES ARE FORESEEABLE, AND WHETHER OR NOT EXCITE HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES) ARISING FROM ANY ASPECT OF THE ADVERTISING RELATIONSHIP PROVIDED FOR HEREIN. EXCITE SHALL IN NO EVENT BE LIABLE TO ADVERTISER FOR MORE THAN THE TOTAL AMOUNT PAID TO EXCITE BY ADVERTISER HEREUNDER. EXCITE MAKES NO REPRESENTATIONS, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, REGARDING EXCITE'S SERVICES OR ANY PORTION THEREOF, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, EXCITE SPECIFICALLY DISCLAIMS ANY WARRANTY REGARDING (I) THE NUMBER OF PERSONS WHO WILL ACCESS THE BANNER AND
(II) ANY BENEFIT ADVERTISER MIGHT OBTAIN FROM INCLUDING THE BANNER WITHIN EXCITE'S WEB SITE.

Advertiser is solely responsible for any legal liability arising out of or relating to (1) the Banner and/or (2) the Advertiser Web Content. Advertiser represents and warrants that the Banner complies with Excite's advertising standards; and that Advertiser holds the necessary rights to permit the use of the Banner by Excite for the purpose of this Agreement; and that the use, reproduction, distribution, or transmission of the Banner will not violate any criminal laws or any rights of any third parties, including, but not limited to, such violations as infringement or misappropriation of any copyright, patent, trademark, trade secret, music, image, or other proprietary or property right, false advertising, unfair competition, defamation, invasion of privacy or rights of celebrity, violation of any anti-discrimination law or regulation, or any other right of any person or entity; (4) neither the Banner nor the Advertiser's Web Content shall advertise or enable the sale of alcohol to persons under 21;
(5) neither the Banner nor the Advertiser's Web Content shall advertise or enable the sale of tobacco or tobacco products to persons under 21; and (6) Advertiser's Web Content complies with all laws, rules and regulations of the state, country or territory in which it is located. Advertiser agrees to indemnify Excite and to hold Excite harmless from any and all liability, loss, damages, claims, or causes of action, including reasonable legal fees and expenses that may be incurred by Excite, arising out of or related to Advertiser's breach of any of the foregoing representations and warranties.

Confidential and Proprietary Information                                      32

Excite reserves the right to reject any advertising which is not consistent with Excite's standards. In addition, Excite shall have the right, at any time, to remove any of Advertiser's advertising if Excite determines, in its sole discretion, that the Banner, Advertiser Web Content or any portion thereof (i) violates Excite's then applicable advertising policy, or (ii) is otherwise objectionable to Excite, in which event Excite shall refund to Advertiser a pro rata portion of the fee which Advertiser has paid to Excite for display of the Banner (if Advertiser has paid Excite a flat fee).

Excite and Advertiser are independent contractors, and neither Excite nor Advertiser is an agent, representative or partner of the other. Excite may terminate this Agreement at any time in the event of material breach of this Agreement by Advertiser. This Agreement sets forth the entire agreement between Advertiser and Excite, and supersedes any and all prior agreements (whether written or oral) of Excite and Advertiser with respect to the subject matter set forth herein; provided, however, that all pricing will be governed by Excite's then-current price list, whether in print or electronic form. This Agreement may only be modified, or any rights under it waived, by a written document executed by both parties. This Agreement shall be interpreted, construed and enforced in all respects in accordance with laws of the State of California, without regard to the actual state or country of incorporation or residence of Advertiser. Advertiser hereby irrevocably consents to the exclusive jurisdiction of the courts of the State of California and the federal courts situated in the State of California in connection with any action arising under this Agreement. Advertiser may not assign this Agreement, in whole or in part.

Policies for Adult-Content Advertisers

Adult advertisers may only buy inventory that matches them to an audience seeking adult content: adult keywords and adult-content pages. Personals content is available to Adult content advertisers with specific creative guidelines. Adult content advertisers may not buy General Rotation.

Adult ad banners and jump pages are subject to strict review prior to ad production. Excite reserves the right to refuse any inappropriate banner or jump page submissions.

Banner Guidelines for Adult Content Keywords and Pages

     . No Partial nudity.
     . No anatomical body part(s) may be shown in the image.
     . No profane or explicit language may be used in any part of the text.
     . Promoting or suggestion of physical acts between men, women, teenagers, children/child porn, or animals will not be allowed.
     . Banners containing more than one person's image will be strictly reviewed.
     . Advertising for, or banners linking to, escort services will not be allowed.

Banner Guidelines for Personals Content Pages

Adult content banners on Personals content pages must adhere to creative guidelines for Adult content keywords and pages in addition to the following guidelines:

     . No suggestion of nudity.
     . No suggestion of physical acts between men, women, teenagers, children/child porn or animals in images or text.

Confidential and Proprietary Information                                      33

Jump Page Guidelines

The jump page must give the Web user the ability to return to Excite content. The back button or closing the browser cannot be used to spawn additional browsers with adult content, nor may any browser functionality be reprogrammed to retain the user on the site or jump page. Also, daughter windows cannot be spawned on the jump pages. Additionally:

     . Only one image on the jump page. Maximum size is 123 x 123 pixels.
     . Banner image creative guidelines apply to jump pages.
     . Text must state "This site contains Adult Content."
     . Text must ask potential customers to claim if they are over 18 in order to enter the site and must also give minors/others to option to exit the jump page/adult content site.
     . Suggested text is as follows:

          a)  "Click here to enter only if you are 18 and over"
          b)  "If you are under 18, click here to exit"

       Additional text is limited to:

          a)  "18 and over only"
          b)  "Adults only"

Confidential and Proprietary Information                                      34

                                   EXHIBIT E

Excite Network Web sites:

www.excite.com
--------------
www.webcrawler.com
------------------
www.classifieds2000.com
-----------------------

Excite international sites, including without limitation:

Australia
China
France
Germany
Italy
Japan
Netherlands
Sweden
U.K.

Confidential and Proprietary Information                                      35

                                   EXHIBIT F

EXCITE COMPETITORS:

Alta Vista
Infoseek
LookSmart
Lycos/HotBot
AOL/Netscape Communications Corporation
Planet Direct
Snap! (Cnet)
Yahoo

Confidential and Proprietary Information                                      36

                                   EXHIBIT H


By joining the SmartClicks ad network, members have indicated agreement to the following terms and conditions. Compliance with the terms and conditions ensures that only appropriate sites become SmartClicks members and that all network advertising meets SmartClicks standards.

Any account or member violating these terms will be immediately removed from the SmartClicks ad network.

1. SmartClicks reserves the right to refuse to continue membership to any Web site in the SmartClicks network that contains or has links to nudity, sexual situations, pornography, hate groups, illegal activities, offensive material or for any other reason.

2. SmartClicks reserves the right to refuse to continue membership to any Web site deemed to be competition, including, but not limited to, other banner exchange services.

3. SmartClicks reserves the right to reject any banner that contains nudity, profanity, offensive material or for any other reason.

4. Members agree to insert the provided SmartClicks HTML code for displaying banners on their Web site. The SmartClicks HTML code may not be modified in any way without written permission from SmartClicks.

5. Only one (1) SmartClicks banner may be placed on a page. A page is what is displayed on one screen, so members who use frames must count all individual pages in the frame as one page for banner placement purposes.

6. SmartClicks ad network banners must be displayed on the page such that the banner is easily visible. Banners may not be "hidden" so that a visitor has no way to view the banner.

7. SmartClicks banners must remain static on the member's Web site, and may not be rotated with those of any other banner exchange service.

8. A member may not artificially inflate traffic counts to his/her site using any device, program, robot or other means. A banner may not be placed on a page that reloads automatically. Banners loaded via the SmartClicks HTML may not be placed in newsgroups, e-mail, chat rooms or guestbooks, unless permission is granted from SmartClicks. Any member whose account is terminated for artificially inflated traffic counts may offer a defense to have the account re-instated. SmartClicks' logs and/or judgments in these matters will prevail.

9. A member may not display the SmartClicks HTML on sites other than the one to which the account is addressed to click through to, unless written permission is granted from SmartClicks. A member may display the SmartClicks HTML on any of the pages on the site, as long as there is a path of links from the page that the banner clicks through to, to the page on which the banner is displayed.

10. A banner that appears on a member site may at any time be a banner for another member, for a sponsor or partner, for SmartClicks or for other SmartAge services. Ratings restrictions apply.

11. SmartClicks reserves the right not to accept any advertisements from entities whose product or advertisement are deemed by SmartClicks to be inappropriate, or for any other reason.

12. Members may cancel their accounts with the SmartClicks ad network at any time by sending a request for cancellation, containing the account number and password of the account in question, via e-mail to accounts@smartclicks.com, and removing the SmartClicks HTML code from the Web site. Cancellations take place immediately.

Confidential and Proprietary Information                                      46

13. The SmartClicks name, logo, software, databases, reports, Web site and information are proprietary and cannot be used without permission from SmartClicks. Exception: each member has the right to use information compiled by SmartClicks for the member's site or in the promotion of the member's site.

14. Members agree that their Web site information (name, URL, traffic counts, etc.) may be used by SmartClicks, provided however, that it is the intent of SmartAge to be consistent with the then current TrustE guidelines as of the Effective Date.

15. The information members provide to SmartClicks will be kept confidential and will not be distributed, except in aggregate, to any outside agency, without the permission of the member, provided however, that it is the intent of SmartAge to be consistent with the then current TrustE guidelines as of the Effective Date.

16. SmartClicks, its administrators, partners and sponsors cannot be held liable for any damage or loss of information that may occur from the use of SmartClicks' services.

17. Members agree to use SmartClicks at their own risk.

18. SmartClicks makes every effort to verify and maintain a high standard of service quality, but SmartClicks does not make any guarantees regarding the dependability or accuracy of SmartClicks' services.

19. SmartClicks will attempt to correct inconsistencies in credits due any member based on the member's proof of inconsistency.

20. SmartClicks reserves the right to modify or change these Terms and Conditions at any time, as it deems necessary. It is the member's responsibility to keep current with changes in the Terms and Conditions, since changes are effective for all members, regardless of when the member joined. Updates will be evident by the date modified on the home page.

Confidential and Proprietary Information                                      47

                                   EXHIBIT I

Design and Build
------------------------------------------------------------------------------------------------------------------------------------
      Service               Category                                                Description
------------------------------------------------------------------------------------------------------------------------------------
SiteWatch                   Build          SiteWatch is a monitoring service that tracks the performance of "your site" by measuring the response time of the server, server downtime, and other metrics.
------------------------------------------------------------------------------------------------------------------------------------
Tune-Up                     Build          A multifunctional diagnostic tool that helps administer and maintain web sites, including
                                           HTML checking, spell checking, broken link checking, browser optimization and others.
------------------------------------------------------------------------------------------------------------------------------------
Browser Snapshot            Build          A web site diagnostic tool to shows how a web site is displayed by different browser platforms.
------------------------------------------------------------------------------------------------------------------------------------
 .GIF Lube                   Build          A tool which shrinks the size of .gif images and optimizes .gifs to improve load times on
                                           Web sites
------------------------------------------------------------------------------------------------------------------------------------
GIF optimization            Build          A second, but different .gif optimization tool. The leading GIF optimization solution
------------------------------------------------------------------------------------------------------------------------------------
Site Scan                   Build/Adm      A multifunctional web site diagnostic tool that specializes in searching for broken links.
------------------------------------------------------------------------------------------------------------------------------------

Market and Promote
------------------------------------------------------------------------------------------------------------------------------------
      Service               Category                                                Description
------------------------------------------------------------------------------------------------------------------------------------
BannerCreater               Promotion      A simple free and for pay banner creation tool used to support the banner exchange service.
------------------------------------------------------------------------------------------------------------------------------------
HTML Inserter               Promotion      A tool which automatically inserts the HTML into a user's web page required to display banners for the banner exchange
------------------------------------------------------------------------------------------------------------------------------------
SiteRank                    Promotion      A tool which measures a web site's relative search results position on the major search engines given a set of user-supplied key words.
------------------------------------------------------------------------------------------------------------------------------------
TrafficPack                 Promotion      A bundled suite of services that combines banner advertising with SmartAge Site Rank,
                                           SmartAge Site Watch & SmartAge Submit/Add-it Pro
------------------------------------------------------------------------------------------------------------------------------------
SmartStarters               Promotion      A program where banner exchange users purchase banners in very small increments on the
                                           SmartClicks Network only.
------------------------------------------------------------------------------------------------------------------------------------
Online Media Offers         Promotion      A program that offers a suite of Media purchasing (banners, key words) on multiple networks
------------------------------------------------------------------------------------------------------------------------------------
Traditional Media           Promotion      A program that offers a suite of offline media offers including, but not limited to a
Offers                                     newspaper ad, yellow page ad, radio Ad, coupon program
------------------------------------------------------------------------------------------------------------------------------------
WebSite Post Office         Promotion      A service that helps small businesses create customer mailing lists and them helps them manage the creation of messages.
------------------------------------------------------------------------------------------------------------------------------------
Advanced                    Promotion      A directory service which helps small business promote themselves amongst the banner
User                                       exchange network, and helps them find the products and services they desire.
Directory/Service
finder
------------------------------------------------------------------------------------------------------------------------------------

Sell
------------------------------------------------------------------------------------------------------------------------------------
      Service               Category                                                Description
------------------------------------------------------------------------------------------------------------------------------------
SmartOpps                   Sell           A program that bring the top existing affiliate programs to the banner exchange members, incents them to join and helps them make money off of the affiliate programs.
------------------------------------------------------------------------------------------------------------------------------------
Smart Affiliate             Sell           An application that lets banner exchange members build their own affiliate programs
Program                                    with the same functionality and sophistication as leading large vendor affiliate programs.
------------------------------------------------------------------------------------------------------------------------------------

Confidential and Proprietary Information

                                   EXHIBIT J

SMARTAGE COMPETITORS:

LinkExchange
HyperBanner
BannerSwap
1-2-3 Banners
ValueClick
Digital Work
AtWeb
Springfield Project

Confidential and Proprietary Information

                      CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

                 Amendment to Marketing and Services Agreement

     This Amendment to Marketing and Services Agreement (this "Amendment") is entered into and effective as of April 30, 1999 (the "Effective Date") by and between SmartAge Corp., a Delaware corporation, with principal place of business at 3450 California Street, San Francisco, CA 94118 ("SmartAge") and Excite, Inc., a Delaware corporation, with principal place of business formerly at 555 Broadway, Redwood City, CA, but currently at 450 Broadway, Redwood City, CA 94063 ("Excite").

     RECITALS:

     SmartAge and Excite entered into a Marketing and Services Agreement (the "Agreement") dated April 30, 1999. SmartAge and Excite now wish to amend the Agreement.

     Not therefore, the parties agree as follows:

1.   Section 3.2(b).  Section 3.2(b) is hereby deleted and replaced with the
     --------------
following:

          (b)  Exclusive Right.  SmartAge shall be the exclusive provider of the
               ---------------
     Excite Buying Service with such exclusive right commencing no later than on or about ***, 1999, provided however, that such service, in Excite's reasonable discretion, is best of breed compared to any other substantially similar service available on the Internet in terms of the following criteria, taken as a whole: (i) depth of coverage; (ii) timeliness; and
     (iii) reputation and ranking based upon a cross-section of a minimum of three third party reviewers in terms of features, functionality, quality and other qualitative factors that are mutually deemed material in nature. However, Excite may sell its advertising through automated buying services belonging to third parties and operated on such third party Web sites, provided that *** do not *** at such *** through *** on the *** to *** .

2.   Section 3.3. Section 3.3 is hereby deleted and replaced with the following:
     -----------

          (a)  Excite Buying Service. SmartAge agrees that the first date upon
               ---------------------
     which Advertisers shall be able to purchase Available Inventory via the Excite Buying Service shall be no later than on or about ***, 1999, provided however, that Excite has fulfilled all its relevant obligations and provided all reasonably necessary assistance to SmartAge in meeting such launch date pursuant to Section 3.2.

          (b)  SmartAge Buying Service. SmartAge agrees that the first date upon
               -----------------------
     which Advertisers shall be able to purchase ad banner inventory via the SmartAge Buying Service shall be no later than on or about ***, 1999. SmartAge further agrees that the first date upon which Advertisers shall be able to purchase Available Inventory via the SmartAge Buying Service shall be no later than on or about ***, 1999.

3.   Section 3.11(a).  Section 3.11(a) is hereby deleted and replaced with the
     ---------------
following:

          a.   Sales Minimums.  SmartAge shall guarantee to Excite the following
               --------------
     monthly minimums in revenues generated and received from SmartAge Sourced-Leads ("Sales Minimums") according to the following table:

*** CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND
    EXCHANGE COMMISSION

               Month                            Minimum
               -----                            -------

               September 1999                     $***
               October 1999                       $***
               November 1999                      $***
               December 1999                      $***
               January 2000                       $***
               February 2000                      $***
               March 2000                         $***
               April 2000                         $***
               May 2000                           $***
               June 2000                          $***
               July 2000                          $***


          For each such month that SmartAge generates less than the corresponding monthly Sales Minimum, SmartAge agrees to make up such shortfall by purchasing Available Inventory on the Excite Network for purposes of marketing SmartAge. Such shortfall purchase shall be as determined by SmartAge, subject to the reasonable approval of Excite, provided however, that SmartAge shall be able to make such purchase at an *** of *** percent (***%) *** the then-current stated gross rates for such Available Inventory. In the event that SmartAge generates less than the corresponding monthly Sales Minimums in any three (3) one-month periods commencing November 15, 1999, whether consecutive or not, then Excite shall have the right to discontinue its obligations pursuant to Section 3.2(a) to offer Available Inventory via the Buying Services.

4.   Integration.
     -----------

          This Amendment, the Agreement and the Exhibits thereto constitute the entire agreement between the parties and supersede all prior agreements and understandings between them relating to the subject matter hereof. The Agreement remains unchanged to the extent not modified in this Amendment. No modifications of the Agreement shall be binding on either party unless it is in writing and signed by the party to be charged. Sections 14.4 through 14.10 of the Agreement are hereby incorporated by reference into this Amendment.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed themselves or by their duly authorized representatives on the dates set forth below to be effective as of the Effective Date.

SMARTAGE CORP.                          EXCITE, INC.


By:   /s/ C. Dean                       By:   /s/ Elizabeth M. Berez
   ------------------------------          ------------------------------
        Signature                                    Signature

_________________________________       _________________________________
      Print Name                                       Print Name

Title:___________________________       Title:___________________________

            ***CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY
               WITH THE SECURITIES AND EXCHANGE COMMISSION

Date:__________________________      Date:___________________